UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-22321

MAINSTAY FUNDS TRUST

(Exact name of Registrant as specified in charter)

51 Madison Avenue, New York, NY 10010

(Address of principal executive offices) (Zip code)

J. Kevin Gao, Esq.

30 Hudson Street

Jersey City, New Jersey 07302

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 576-7000

Date of fiscal year end: November 30

(MainStay Cushing MLP Premier Fund, MainStay Cushing Renaissance Advantage Fund and MainStay Cushing Energy Income Fund only)

Date of reporting period: November 30, 2016

FORM N-CSR

The information presented in this Form N-CSR relates solely to the

MainStay Cushing MLP Premier Fund, MainStay Cushing Renaissance Advantage Fund and MainStay

Cushing Energy Income Fund, each a series of the Registrant.

Item 1.    Reports to Stockholders.

MainStay Cushing® Funds

Message from the President and Annual Report

November 30, 2016

MainStay Cushing® MLP Premier Fund

MainStay Cushing® Renaissance Advantage Fund

MainStay Cushing® Energy Income Fund

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Message from the President

During the 12 months ended November 30, 2016, the U.S. stock and bond markets were somewhat volatile but generally ended the reporting period in positive territory. Early in the reporting period, the market appeared to be focused on China’s economic weakness and a prolonged decline in oil prices. Although energy-related companies felt the brunt of these setbacks, the stock market as a whole declined until mid-February, when oil prices began to rise and stocks began a relatively steady recovery. Crude oil prices remained somewhat volatile during the reporting period, rising from mid-February to a high point in early June then reaching various highs and lows during the remainder of the reporting period.

In late June, the United Kingdom voted to leave the European Union in a referendum popularly known as “Brexit.” The news caused a temporary slump in stocks around the world. Although the British pound dropped in value following the vote, stocks generally recovered through the end of the reporting period. Domestic stocks gained momentum after the U.S. presidential election in early November 2016.

According to FTSE-Russell data, U.S. stocks as a whole tended to provide positive returns during the reporting period, with small-capitalization stocks generally outperforming stocks of larger companies. Value stocks outpaced growth stocks at all capitalization levels, with the largest differences being between value micro-cap stocks and growth micro-cap stocks. Microcaps were the only U.S. capitalization range in which growth stocks tended to record negative total returns during the reporting period.

Stocks of major developed markets outside the United States and Canada generally declined during the reporting period. When stocks of all countries around the world were taken into account, however, the results were positive—although there were differences by market and region. Stocks of major European markets tended to see prices fall, largely as a result of Brexit and economic weakness in certain countries. On the other hand, stock markets throughout the Pacific Rim—including Australia, New Zealand, Japan, Taiwan, Korea and others—tended to provide positive returns. In emerging-markets—including several Latin American countries and smaller markets in Europe, the Middle East and Africa—stocks tended to provide solid overall performance, boosted by advances in Latin America and higher prices for oil, metals and other commodities.

Anticipation of a possible Federal Reserve rate hike led to volatility in the bond market, but the Federal Open Market Committee chose not to raise the federal funds target rate during the reporting period. U.S. Treasury yields rose across the maturity spectrum, and central banks around the world remained highly accommodative, particularly in light of Brexit. As of June 30, 2016, more than a third of all sovereign debt carried negative yields. With the exception of some municipal bond categories, most fixed-income asset classes provided positive total returns during the reporting period, with longer-maturity bonds typically outperforming shorter-term securities.

At MainStay, we know that political, economic and market events may influence the performance of your Fund investments. While our portfolio managers often pay close attention to such events, their primary emphasis is seeking to invest for the long-term investment needs of our shareholders. With this in mind, they seek to pursue the investment objectives of their respective Funds using the principal investment strategies and investment processes outlined in the prospectus. By placing your assets in the care of our investment professionals, you gain access to their extensive market insight, strategic investment discipline and in-depth experience in risk-management over a wide range of market cycles.

The report that follows provides more detailed information about the market forces, portfolio strategies and individual securities that influenced the performance of your MainStay Cushing Fund(s) during the 12 months ended November 30, 2016. We invite you to read the report carefully as part of your personal investment-review process.

We thank you for your business, and we look forward to a continuing relationship as you pursue your long-range financial goals.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to each Fund’s Summary Prospectus and/or Prospectus and consider each Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about each Fund. You may obtain copies of each Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, New Jersey 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read each Summary Prospectus and/or Prospectus carefully before investing.

MainStay Cushing MLP Premier Fund

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Year Ended November 30, 2016

Class	Sales Charge		One Year	Five Years	Since Inception (10/20/10)	Gross Expense Ratio[2]
Class A Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charge Excluding sales charge	2.77 8.75%	–0.68 0.50%	0.40 1.37%	1.50 1.50%
Investor Class Shares[4]	Maximum 5.5% Initial Sales Charge	With sales charge Excluding sales charge	2.76 8.75	–0.68 0.50	0.40 1.37	1.50 1.50
Class C Shares[3]	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charge Excluding sales charge	6.93 7.89	–0.25 –0.25	0.60 0.60	2.25 2.25
Class I Shares[3]	No Sales Charge		8.97	0.76	1.62	1.25

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.

Performance figures for Class A shares, Class C shares and Class I shares reflect the historical performance of the then–existing Class A shares, Class C shares and Class I shares, respectively, of the Cushing® MLP Premier Fund (the predecessor to the Fund, which was subject to a different fee structure) for periods prior to July 12, 2014. The Cushing® MLP Premier Fund commenced operations on October 20, 2010.

4.	Performance figures for Investor Class shares, first offered on July 12, 2014, include the historical performance of Class A shares through July 11, 2014, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for the Investor Class shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years	Since Inception
S&P 500® Index[5]	8.06%	14.45%	13.14%
Average Lipper Energy MLP Fund[6]	11.18	3.34	3.36

5.

The S&P 500® Index is the Fund’s primary benchmark. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

6.	The Average Lipper Energy MLP Fund is representative of funds that invest primarily in Master Limited Partnerships (MLPs) engaged in the transportation, storage and processing of minerals and natural resources. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Cushing MLP Premier Fund

Cost in Dollars of a $1,000 Investment in MainStay Cushing MLP Premier Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from June 1, 2016, to November 30, 2016, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from June 1, 2016, to November 30, 2016.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended November 30, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 6/1/16	Ending Account Value (Based on Actual Returns and Expenses) 11/30/16	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 11/30/16	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$1,088.10	$7.78	$1,017.55	$7.52

Investor Class Shares	$1,000.00	$1,088.10	$7.88	$1,017.45	$7.62

Class C Shares	$1,000.00	$1,083.60	$11.77	$1,013.70	$11.38

Class I Shares	$1,000.00	$1,088.70	$6.47	$1,018.80	$6.26

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.49% for Class A, 1.51% for Investor Class, 2.26% for Class C and 1.24% for Class I) multiplied by the average account value over the period, divided by 366 and multiplied by 183 for Class A, Investor Class, Class C, and Class I (to reflect the six-month period). Expenses for the six-month period ended November 30, 2016 excluded a franchise tax expense to the Fund that equaled (0.03)% for Class A, (0.02)% for Investor Class, (0.02)% for Class C, and (0.03)% for Class I. The table above represents the actual expenses incurred during the six-month period.

7

Portfolio Composition as of November 30, 2016(1) (Unaudited)

(Expressed as a Percentage of Total Investments)

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

Top Ten Holdings as of November 30, 2016 (excluding short-term investments) (Unaudited)

1.	Energy Transfer Partners, L.P.

2.	NGL Energy Partners, L.P.

3.	Targa Resources Corporation

4.	Williams Partners, L.P.

5.	Plains All American Pipeline, L.P.
6.	Enterprise Products Partners, L.P.

7.	EnLink Midstream Partners, L.P.

8.	EQT Midstream Partners, L.P.

9.	Tesoro Logistics, L.P.

10.	Enbridge Energy Partners, L.P.

(1)	Fund holdings and sector allocations are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
(2)	MLPs and Related Companies
(3)	Preferred Stocks
(4)	Common Stocks

8	MainStay Cushing MLP Premier Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jerry V. Swank and Kevin P. Gallagher, CFA, of Cushing Asset Management, LP, the Fund’s Subadvisor.

How did MainStay Cushing MLP Premier Fund perform relative to its primary benchmark and peers during the 12 months ended November 30, 2016?

Excluding all sales charges, MainStay Cushing MLP Premier Fund returned 8.75% for Class A and Investor Class shares and 7.89% for Class C shares for the 12 months ended November 30, 2016. Over the same period, Class I shares returned 8.97%. For the 12 months ended November 30, 2016, Class A, Investor Class and Class I shares outperformed—and Class C shares underperformed—the 8.06% return of the S&P 500® Index,1 which is the Fund’s broad-based securities-market index. Over the same period, all share classes underperformed the 11.18% return of the Average Lipper2 Energy MLP Fund. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s performance relative to the S&P 500® Index during the reporting period?

During the reporting period, most share classes of the Fund slightly outperformed the S&P 500® Index and generally performed in line with other energy equities, including those related to oilfield services and exploration and production (“E&P”) businesses, which bottomed in the first calendar quarter of 2016 before moving higher through the remainder of the reporting period.

A key factor affecting the Fund’s performance relative to the Index was the Fund’s investment program, which was focused exclusively on energy companies. By comparison, the Index tracks the performance of stocks in a wide variety of sectors.

One key driver of Fund performance was the price of West Texas Intermediate crude oil (“WTI”), which declined 37% from $41.65 per barrel at the beginning of the reporting period to $26.21 per barrel on February 11, 2016, before rebounding significantly to $49.44 per barrel at the end of the reporting period. Before prices bottomed, the declines and volatility in energy commodity prices—including prices for crude oil, natural gas and natural gas liquids, which were driven by supply/demand imbalances—weakened the operational/financial outlook of and investor sentiment toward the overall energy industry. This included energy infrastructure MLPs. During the energy down-cycle, many MLPs experienced a slowing or reduction of system throughput, a slowing of capital spending on organic growth projects, higher leverage, diminished access to capital, higher debt and equity costs, and slowing distribution growth. For MLPs as a whole, however, cash flows generally remained resilient and most of the critical energy sector– and capital markets–related concerns have been alleviated. In addition, commodity prices and energy equities benefited later in the reporting period from favorable production commitments agreed to by certain OPEC and non-OPEC nations as well as indications that the president-elect may increase infrastructure spending and reduce federal energy regulation.

Which subsectors were the strongest contributors to the Fund’s performance and which subsectors were particularly weak?

The strongest positive MLP subsector contributors to the Fund’s performance during the reporting period were natural gas gatherers & processors, large-cap diversified, and crude oil & refined products. (Contributions take weightings and total returns into account.) Each of these contributors was among the highest-weighted subsectors in the Fund. The MLP subsectors that provided the weakest contributions to the Fund’s absolute performance were general partnerships, shipping general partnerships and propane. Most share classes of the Fund slightly outperformed the Index because the Fund is focused exclusively on energy companies, which outperformed the overall Index during the reporting period.

During the reporting period, which individual holdings made the strongest contributions to the Fund’s absolute performance and which holdings detracted the most?

The top contributors to the Fund’s absolute performance during the reporting period were Targa Resources Corporation, a natural gas gatherer & processor; NGL Energy Partners, L.P., a crude oil & refined products MLP; and ONEOK Partners, L.P., a natural gas gatherers & processors MLP. Targa Resources and ONEOK Partners both benefited from improving energy commodity prices, exposure to certain growing basins, and investors’ focus on an expected increase in demand for ethane beginning in 2017–2018. NGL Energy Partners benefited from improving energy commodity prices, initiatives to improve the company’s balance sheet, and the successful start-up of the Grand Mesa pipeline project.

During the reporting period, the weakest contributors to the Fund’s absolute performance were Energy Transfer Equity, L.P., a general partnership; Teekay Corporation, a shipping general partnership; and The Williams Companies Inc., a diversified general partnership. Energy Transfer Equity and The Williams Companies were both hurt by negative headlines and uncertainties related to the now-terminated merger agreement between the two entities. Teekay was negatively affected by the unexpected announcement of a dividend cut, and the Fund later sold its position in the company.

Did the Fund make any significant purchases or sales during the reporting period?

Among the Fund’s largest purchases during the reporting period were NGL Energy Partners and natural gas gatherers &

1.	See footnote on page 6 for more information on the S&P 500® Index.
2.	See footnote on page 6 for more information on Lipper Inc.

9

processors MLP Crestwood Equity Partners, L.P. The Fund increased its existing position in NGL Energy Partners units because of valuation, improving commodity prices, initiatives taken to improve the balance sheet, and prospects related to the Grand Mesa pipeline project. The Fund also established a modest position in Crestwood Equity Partners units because of the partnership’s high yield, along with the potential for growth in the Delaware Basin. Among the Fund’s largest net sales were Kinder Morgan, Inc., a large-cap diversified midstream company, and Genesis Energy, L.P., a crude oil & refined products MLP. The Fund exited its small position in Kinder Morgan early in the reporting period because the dividend was cut. The Fund reduced its position in Genesis Energy partly because of an unexpected change in the partnership’s financial strategy.

How did the Fund’s subsector weightings change during the reporting period?

During the reporting period, the Fund increased its exposure to the natural gas gatherers & processors MLP subsector following the bottom in commodity prices. (This was the only subsector whose weighting materially increased.) Over the same period, the Fund decreased exposure to the general partnerships and shipping general partnerships MLP subsectors.

How was the Fund positioned at the end of the reporting period?

As of November 30, 2016, the Fund’s largest MLP subsector positions were large-cap diversified and crude oil & refined products. Together, these subsectors represented slightly over half of the Fund’s net assets.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Cushing MLP Premier Fund

Portfolio of Investments November 30, 2016

	Shares	Value
Common Stocks 9.0%†
Diversified General Partners 2.3%
United States 2.3%
ONEOK, Inc.	439,800	$24,158,214
SemGroup Corporation	214,755	7,741,917

		31,900,131

General Partners 0.9%
United States 0.9%
Plains GP Holdings, L.P.	358,622	12,609,164

Natural Gas Gatherers & Processors 5.8%
United States 5.8%
♦Targa Resources Corporation	1,500,975	79,986,958

Total Common Stocks (Cost $97,126,044)		124,496,253

MLP Investments and Related Companies 86.6%
Crude Oil & Refined Products 22.1%
United States 22.1%
Blueknight Energy Partners, L.P. (a)	2,161,200	14,263,920
♦Enbridge Energy Partners, L.P.	2,322,800	57,373,160
Genesis Energy, L.P.	740,061	25,857,731
MPLX, L.P.	1,076,126	35,350,739
NuStar Energy, L.P.	749,000	35,757,260
Shell Midstream Partners, L.P.	1,995,434	55,034,070
Sunoco Logistics Partners, L.P.	1,023,400	24,244,346
♦Tesoro Logistics, L.P.	1,218,600	57,432,618

		305,313,844

General Partners 5.5%
United States 5.5%
Crestwood Equity Partners, L.P.	1,200,000	26,880,000
Energy Transfer Equity, L.P.	2,912,200	49,594,766

		76,474,766

Large Cap Diversified 28.7%
United States 28.7%
♦Energy Transfer Partners, L.P.	2,985,312	104,844,157
♦Enterprise Products Partners, L.P.	2,504,750	64,948,168
Magellan Midstream Partners, L.P.	381,615	26,426,839
ONEOK Partners, L.P.	1,301,600	54,406,880
♦Plains All American Pipeline, L.P.	2,190,905	72,190,320
♦Williams Partners, L.P.	2,050,000	74,825,000

		397,641,364

Natural Gas Gatherers & Processors 12.2%
United States 12.2%
American Midstream Partners, L.P.	1,700,000	25,075,000
DCP Midstream Partners, L.P.	801,000	27,738,630

	Shares	Value
Natural Gas Gatherers & Processors (continued)
United States (continued)
Enable Midstream Partners, L.P.	281,900	$4,403,278
♦EnLink Midstream Partners, L.P.	3,691,700	64,678,584
Western Gas Partners, L.P.	823,600	47,002,852

		168,898,344

Natural Gas Transportation & Storage 7.6%
United States 7.6%
♦ EQT Midstream Partners, L.P.	855,000	62,611,650
Spectra Energy Partners, L.P.	375,000	15,933,750
Tallgrass Energy Partners, L.P.	550,000	25,762,000

		104,307,400

Propane 7.8%
United States 7.8%
♦ NGL Energy Partners, L.P.	4,913,652	91,148,245
Suburban Propane Partners, L.P.	585,204	16,578,829

		107,727,074

Shipping 2.7%
Republic of the Marshall Islands 2.7%
Golar LNG Partners, L.P.	1,700,000	37,876,000

Total MLP Investments and Related Companies (Cost $954,679,940)		1,198,238,792

Preferred Stocks 1.1%
Crude Oil & Refined Products 1.1%
United States 1.1%
Blueknight Energy Partners, L.P. (a)	1,902,541	15,220,328

Total Preferred Stocks (Cost $15,280,261)		15,220,328

Short-Term Investments—Investment Companies 4.1%
United States 4.1%
Fidelity Government Portfolio Fund—Institutional Class, 0.275% (b)	14,120,592	14,120,592
First American Prime Obligations Fund—Class Z, 0.252% (b)	14,120,593	14,120,593
Morgan Stanley Government Portfolio—Institutional Class, 0.294% (b)	14,120,593	14,120,593
Invesco Short Term Government & Agency Portfolio—Institutional Class, 0.289% (b)	14,120,593	14,120,593

Total Short-Term Investments—Investment Companies (Cost $56,482,371)		56,482,371

Total Investments (Cost $1,123,568,616) (c)	100.8%	1,394,437,744
Liabilities in Excess of Other Assets	(0.8)	(10,652,279)
Net Assets	100.0%	$1,383,785,465

†	Calculated as a percentage of net assets applicable to common shareholders.
♦	Among the Portfolio’s 10 largest holdings or issuers held, as of November 30, 2016, excluding short-term investments. May be subject to change daily. (Unaudited)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments November 30, 2016 (continued)

(a)	Illiquid security—As of November 30, 2016, the total market value of the securities deemed illiquid under procedures approved by the Board of Trustees was $29,484,248, which represented 2.13% of the Fund’s net assets. (Unaudited)

(b)	Rate reported is the current yield as of November 30, 2016.

(c)	As of November 30, 2016, cost was $1,094,246,294 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$326,042,522
Gross unrealized depreciation	(25,851,072)

Net unrealized appreciation	$300,191,450

The following is a summary of the fair valuations according to the inputs used as of November 30, 2016, for valuing the Fund’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$124,496,253	$—	$—	$124,496,253
MLP Investments and Related Companies	1,198,238,792	—	—	1,198,238,792
Preferred Stocks	15,220,328	—	—	15,220,328
Short-Term Investments	56,482,371	—	—	56,482,371

Total Investments in Securities	$1,394,437,744	$—	$—	$1,394,437,744

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended November 30, 2016, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements (See Note 2).

As of November 30, 2016, the Fund did not hold any investments with significant unobservable inputs (Level 3) (See Note 2).

12	MainStay Cushing MLP Premier Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of November 30, 2016

Assets
Investments, at value (identified cost $1,123,568,616)	$1,394,437,744
Receivables:
Fund shares sold	4,835,928
Dividends and interest	8,749
Prepaid expenses	60,272

Total assets	1,399,342,693

Liabilities
Payables:
Fund shares redeemed	8,281,221
Investments purchased	4,353,547
Advisory fees (See Note 3)	1,212,439
Distributions payable	592,232
NYLIFE Distributors (See Note 3)	503,558
Transfer agent (See Note 3)	291,523
Shareholder communication	67,377
Professional fees	62,000
Custodian	2,511
Accrued expenses	79,185
Franchise taxes	111,635

Total liabilities	15,557,228

Net assets	$1,383,785,465

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$99,957
Additional paid-in capital	1,645,794,222

1,645,894,179
Accumulated net investment loss, net of income taxes	(86,608,289)
Accumulated net realized gain (loss) on investments, net of income taxes	(387,075,944)
Net unrealized appreciation (depreciation) on investments, net of income taxes	211,575,519

Net assets	$1,383,785,465

Class A
Net assets applicable to outstanding shares	$360,473,526

Shares of beneficial interest outstanding	25,582,642

Net asset value per share outstanding	$14.09
Maximum sales charge (5.50% of offering price)	0.82

Maximum offering price per share outstanding	$14.91

Investor Class
Net assets applicable to outstanding shares	$3,157,262

Shares of beneficial interest outstanding	224,031

Net asset value per share outstanding	$14.09
Maximum sales charge (5.50% of offering price)	0.82

Maximum offering price per share outstanding	$14.91

Class C
Net assets applicable to outstanding shares	$538,335,684

Shares of beneficial interest outstanding	40,600,273

Net asset value per share outstanding	$13.26

Class I
Net assets applicable to outstanding shares	$481,818,993

Shares of beneficial interest outstanding	33,549,916

Net asset value per share outstanding	$14.36

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statement of Operations for the year ended November 30, 2016

Investment Income (Loss)
Income
Dividends and distributions (Net of return of capital of $99,040,582)	$3,960,195
Interest	85,335

Total income	4,045,530

Expenses
Manager (See Note 3)	13,143,321
Distribution/Service—Class A (See Note 3)	733,821
Distribution/Service—Investor Class (See Note 3)	7,324
Distribution/Service—Class C (See Note 3)	4,815,842
Transfer agent (See Note 3)	1,438,437
Professional fees	286,705
Shareholder communication	283,731
Registration	125,148
Trustees	39,130
Custodian	13,630
Franchise tax	(43,881)
Miscellaneous	45,260

Net expenses	20,888,468

Net investment income (loss)	(16,842,938)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	(330,857,127)
Net change in unrealized appreciation (depreciation)	438,170,675

Net realized and unrealized gain (loss) on investments	107,313,548

Net increase (decrease) in net assets resulting from operations	$90,470,610

14	MainStay Cushing MLP Premier Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

	Year ended November 30, 2016	Year ended November 30, 2015
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(16,842,938)	$(2,181,087)
Net realized gain (loss) on investments	(330,857,127)	(80,243,577)
Net change in unrealized appreciation (depreciation) on investments	438,170,675	(505,890,333)

Net increase (decrease) in net assets resulting from operations	90,470,610	(588,314,997)

Dividends and distributions to shareholders:
From return of capital:
Class A	(32,834,263)	(31,601,906)
Investor Class	(322,772)	(172,126)
Class C	(56,214,748)	(55,256,642)
Class I	(45,625,207)	(38,732,047)

	(134,996,990)	(125,762,721)

Total dividends and distributions to shareholders	(134,996,990)	(125,762,721)

Capital share transactions:
Net proceeds from sale of shares	547,017,899	753,559,128
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	127,556,186	116,970,153
Cost of shares redeemed	(570,443,205)	(803,926,743)

Increase (decrease) in net assets derived from capital share transactions	104,130,880	66,602,538

Net increase (decrease) in net assets	59,604,500	(647,475,180)

Net Assets
Beginning of year	1,324,180,965	1,971,656,145

End of year	$1,383,785,465	$1,324,180,965

Accumulated net investment loss, net of income taxes	$(86,608,289)	$(69,765,351)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Financial Highlights selected per share data and ratios

	Year ended November 30,
Class A	2016		2015		2014		2013***		2012***
Net asset value at beginning of year	$14.47		$22.15		$21.36		$19.48		$19.92

Net investment income (loss) (a)	(0.16)		0.03		(0.09)		(0.12)		(0.13)
Net realized and unrealized gain (loss) on investments	1.23		(6.37)		2.21		3.34		1.02

Total from investment operations	1.07		(6.34)		2.12		3.22		0.89

Less dividends and distributions:
From net investment income	—		—		(0.59)		—		—
From return of capital	(1.45)		(1.34)		(0.75)		(1.34)		(1.34)

Total dividends and distributions	(1.45)		(1.34)		(1.34)		(1.34)		(1.34)

Redemption fees retained (a)(b)	—		—		0.01		0.00	‡	0.01

Net asset value at end of year	$14.09		$14.47		$22.15		$21.36		$19.48

Total investment return (c)	8.75%		(29.92%)		10.00%		16.91%		4.56%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss) (including net deferred income tax benefit (expense))	(1.21	%)(d)	8.32	%(d)(e)	(6.46	%)(e)	(9.12	%)(e)	(2.95	%)(e)
Net investment income (loss) (excluding net deferred income tax benefit (expense))	(1.22	%)(d)	(0.24	%)(d)(e)	(0.97	%)(e)	(1.18	%)(e)	(1.23	%)(e)
Net expenses (including net deferred income tax (benefit) expense) (f)	1.52	% (d)	(7.07	%)(d)(e)	7.08	% (e)	9.59	% (e)	3.37	% (e)
Expenses (before waiver/recoupment, including net deferred income tax (benefit) expense) (f)	1.52	% (d)	(7.07	%)(d)(e)	7.03	% (e)	9.57	% (e)	3.43	% (e)
Portfolio turnover rate	52%		32%		21%		27%		43%
Net assets at end of year (in 000’s)	$360,473		$317,903		$531,607		$487,318		$306,054

***	These years were audited by a predecessor audit firm whose opinion was unqualified.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Redemption fees were only applicable prior to reorganization. (See Note 1)
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Ratios including/excluding net deferred income tax benefit (expense) includes applicable franchise tax expense for the period. For the year ended November 30, 2016, the Fund accrued $(43,881) in franchise tax expense, of which $(14,819) is attributable to Class A. For the year ended November 30, 2015, the Fund accrued $517,762 in franchise tax expense, of which $128,449 is attributable to Class A.
(e)	For the year ended November 30, 2015, the Fund accrued $154,807,419 in net deferred income tax benefit, of which $39,834,200 is attributable to Class A. For the year ended November 30, 2014, the Fund accrued $70,224,241 in net deferred income tax expense, of which $30,305,000 is attributable to Class A. For the year ended November 30, 2013, the Fund accrued $77,002,011 in net deferred income tax expense, of which $31,765,943 is attributable to Class A. For the year ended November 30, 2012, the Fund accrued $7,120,938 in net deferred income tax expense, of which $3,616,649 is attributable to Class A.
(f)	The ratio of expenses excluding net deferred income tax expense to average net assets before waiver and recoupment was 1.53%, 1.49%, 1.54%, 1.63% and 1.71% for the fiscal years ended November 30, 2016, 2015, 2014, 2013, and 2012, respectively. The ratio of expenses excluding net deferred income tax expense to average net assets after waiver and recoupment was 1.53%, 1.49%, 1.59%, 1.65% and 1.65% for the fiscal years ended November 30, 2016, 2015, 2014, 2013 and 2012, respectively.

16	MainStay Cushing MLP Premier Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended November 30,				July 12, 2014** through November 30, 2014
Investor Class	2016		2015
Net asset value at beginning of period	$14.47		$22.15		$24.02

Net investment income (loss) (a)	(0.15)		(0.00	)‡	(0.03)
Net realized and unrealized gain (loss) on investments	1.22		(6.34)		(1.17)

Total from investment operations	1.07		(6.34)		(1.20)

Less dividends and distributions:
From net investment income	—		—		(0.29)
From return of capital	(1.45)		(1.34)		(0.38)

Total dividends and distributions	(1.45)		(1.34)		(0.67)

Net asset value at end of period	$14.09		$14.47		$22.15

Total investment return (b)	8.75%		(29.91	%)(d)	(5.12	%)(c)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss) (including net deferred income tax benefit (expense))	(1.16	%)(e)	8.17	% (e)(f)	2.79	% (f)††
Net investment income (loss) (excluding net deferred income tax benefit (expense))	(1.16	%)(e)	(0.38	%)(e)(f)	(0.52	%)(f)††
Net expenses (including net deferred income tax (benefit) expense) (g)	1.55	% (e)	(7.05	%)(e)(f)	(1.80	%)(f)††
Expenses (before waiver/recoupment, including net deferred income tax (benefit) expense) (g)	1.55	% (e)	(7.05	%)(e)(f)	(1.80	%)(f)††
Portfolio turnover rate	52%		32%		21%
Net assets at end of period (in 000’s)	$3,157		$2,631		$1,310

**	Inception date.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(e)	Ratios including/excluding net deferred income tax benefit (expense) includes applicable franchise tax expense for the period. For the year ended November 30, 2016, the Fund accrued $(43,881) in franchise tax expense, of which $(50) is attributable to Investor Class. For the year ended November 30, 2015, the Fund accrued $517,762 in franchise tax expense, of which $830 is attributable to Investor Class.
(f)	For the year ended November 30, 2015, the Fund accrued $154,807,419 in net deferred income tax benefit, of which $202,049 is attributable to Investor Class. For the period from July 12, 2014 to November 30, 2014, the Fund accrued $70,224,241 in net deferred income tax expense, of which $17,830 of deferred income tax benefit is attributable to Investor Class.
(g)	The ratio of expenses excluding net deferred income tax expense to average net assets before waiver and recoupment was 1.55%, 1.50% and 1.51%, for the fiscal years ended November 30, 2016, 2015 and the period from July 12, 2014 to November 30, 2014, respectively. The ratio of expenses excluding net deferred income tax expense to average net assets after waiver and recoupment was 1.55%, 1.50% and 1.51% for the fiscal years ended November 30, 2016, 2015 and the period from July 12, 2014 to November 30, 2014, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

	Year ended November 30,
Class C	2016		2015		2014		2013***		2012***
Net asset value at beginning of year	$13.81		$21.36		$20.79		$19.14		$19.73

Net investment income (loss) (a)	(0.24)		(0.12)		(0.25)		(0.27)		(0.27)
Net realized and unrealized gain (loss) on investments	1.14		(6.09)		2.16		3.26		1.02

Total from investment operations	0.90		(6.21)		1.91		2.99		0.75

Less dividends and distributions:
From net investment income	—		—		(0.59)		—		—
From return of capital	(1.45)		(1.34)		(0.75)		(1.34)		(1.34)

Total dividends and distributions	(1.45)		(1.34)		(1.34)		(1.34)		(1.34)

Redemption fees retained (a)(b)	—		—		0.00	‡	0.00	‡	0.00	‡

Net asset value at end of year	$13.26		$13.81		$21.36		$20.79		$19.14

Total investment return (c)	7.89%		(30.43%)		9.19%		16.05%		3.82%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss) (including net deferred income tax benefit (expense))	(1.95	%)(d)	7.56	% (d)(e)	(5.80	%)(e)	(9.87	%)(e)	(3.70	%)(e)
Net investment income (loss) (excluding net deferred income tax benefit (expense))	(1.95	%)(d)	(1.00	%)(d)(e)	(1.68	%)(e)	(1.93	%)(e)	(1.98	%)(e)
Net expenses (including net deferred income tax (benefit) expense) (f)	2.30	% (d)	(6.32	%)(d)(e)	6.46	% (e)	10.34	% (e)	4.12	% (e)
Expenses (before waiver/recoupment, including net deferred income tax (benefit) expense) (f)	2.30	% (d)	(6.32	%)(d)(e)	6.41	% (e)	10.32	% (e)	4.18	% (e)
Portfolio turnover rate	52%		32%		21%		27%		43%
Net assets at end of year (in 000’s)	$538,336		$553,892		$859,193		$568,837		$252,473

***	These years were audited by a predecessor audit firm whose opinion was unqualified.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Redemption fees were only applicable prior to reorganization. (See Note 1)
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Ratios including/excluding net deferred income tax benefit (expense) includes applicable franchise tax expense for the period. For the year ended November 30, 2016, the Fund accrued $(43,881) in franchise tax expense, of which $(14,231) is attributable to Class C. For the year ended November 30, 2015, the Fund accrued $517,762 in franchise tax expense, of which $220,745 is attributable to Class C.
(e)	For the year ended November 30, 2015, the Fund accrued $154,807,419 in net deferred income tax benefit, of which $66,219,265 is attributable to Class C. For the year ended November 30, 2014, the Fund accrued $70,224,241 in net deferred income tax expense, of which $31,069,447 is attributable to Class C. For the year ended November 30, 2013, the Fund accrued $77,002,011 in net deferred income tax expense, of which $33,095,235 is attributable to Class C. For the year ended November 30, 2012, the Fund accrued $7,120,938 in net deferred income tax expense, of which $147,543 is attributable to Class C.
(f)	The ratio of expenses excluding net deferred income tax expense to average net assets before waiver and recoupment was 2.30%, 2.24% 2.29%, 2.38%, 2.46% and 3.37% for the fiscal years ended November 30, 2016, 2015, 2014, 2013 and 2012, respectively. The ratio of expenses excluding net deferred income tax expense to average net assets after waiver and recoupment was 2.30%, 2.24%, 2.34%, 2.40% and 2.40% for the fiscal years ended November 30, 2016, 2015, 2014, 2013 and 2012, respectively.

18	MainStay Cushing MLP Premier Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended November 30,
Class I	2016		2015		2014		2013***		2012***
Net asset value at beginning of year	$14.69		$22.40		$21.54		$19.57		$19.96

Net investment income (loss) (a)	(0.12)		0.07		(0.03)		(0.07)		(0.08)
Net realized and unrealized gain (loss) on investments	1.24		(6.44)		2.22		3.36		1.02

Total from investment operations	1.12		(6.37)		2.19		3.29		0.94

Less dividends and distributions:
From net investment income	—		—		(0.59)		—		—
From return of capital	(1.45)		(1.34)		(0.75)		(1.34)		(1.34)

Total dividends and distributions	(1.45)		(1.34)		(1.34)		(1.34)		(1.34)

Redemption fees retained (a)(b)	—		—		0.01		0.02		0.01

Net asset value at end of year	$14.36		$14.69		$22.40		$21.54		$19.57

Total investment return (c)	8.97%		(29.71)%		10.25%		17.37%		4.81%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss) (including net deferred income tax benefit (expense))	(0.93	%)(d)	8.53	% (d)(e)	(2.90	%)(e)	(8.87	%)(e)	(2.70	%)(e)
Net investment income (loss) (excluding net deferred income tax benefit (expense))	(0.93	%)(d)	(0.02	%)(d)(e)	(0.62	%)(e)	(0.93	%)(e)	(0.98	%)(e)
Net expenses (including net deferred income tax (benefit) expense) (f)	1.28	% (d)	(7.31	%)(d)(e)	3.61	% (e)	9.34	% (e)	3.12	% (e)
Expenses (before waiver/recoupment, including net deferred income tax (benefit) expense) (f)	1.28	% (d)	(7.31	%)(d)(e)	3.57	% (e)	9.32	% (e)	3.18	% (e)
Portfolio turnover rate	52%		32%		21%		27%		43%
Net assets at end of year (in 000’s)	$481,819		$449,755		$579,546		$221,196		$92,104

***	These years were audited by a predecessor audit firm whose opinion was unqualified.
(a)	Per share data based on average shares outstanding during the period.
(b)	Redemption fees were only applicable prior to reorganization. (See Note 1)
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(d)	Ratios including/excluding net deferred income tax benefit (expense) includes applicable franchise tax expense for the period. For the year ended November 30, 2016, the Fund accrued $(43,881) in franchise tax expense, of which $(14,781) is attributable to Class I. For the year ended November 30, 2015, the Fund accrued $517,762 in franchise tax expense, of which $167,738 is attributable to Class I.
(e)	For the year ended November 30, 2015, the Fund accrued $154,807,419 in net deferred income tax benefit, of which $48,551,905 is attributable to Class I. For the year ended November 30, 2014, the Fund accrued $70,224,241 in net deferred income tax expense, of which $8,867,624 is attributable to Class I. For the year ended November 30, 2013, the Fund accrued $77,002,011 in net deferred income tax expense, of which $12,140,833 is attributable to Class I. For the year ended November 30, 2012, the Fund accrued $7,120,938 in net deferred income tax expense, of which $1,072,968 is attributable to Class I.
(f)	The ratio of expenses excluding net deferred income tax expense to average net assets before waiver and recoupment was 1.28%, 1.24%, 1.29%, 1.38% and 1.46% for the fiscal years ended November 30, 2016, 2015, 2014, 2013 and 2012, respectively. The ratio of expenses excluding net deferred income tax expense to average net assets after waiver and recoupment was 1.28%, 1.24%, 1.33%, 1.40% and 1.40% for the fiscal years ended November 30, 2016, 2015, 2014, 2013 and 2012, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

MainStay Cushing Renaissance Advantage Fund

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Year Ended November 30, 2016

Class	Sales Charge		One Year	Since Inception (4/2/13)	Gross Expense Ratio[2]
Class A Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charge Excluding sales charge	8.06 14.35%	2.29 3.96%	1.74 1.74%
Investor Class Shares[4]	Maximum 5.5% Initial Sales Charge	With sales charge Excluding sales charge	7.87 14.15	2.23 3.89	1.88 1.88
Class C Shares[3]	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charge Excluding sales charge	12.28 13.28	3.14 3.14	2.60 2.60
Class I Shares[3]	No Sales Charge		14.64	4.19	1.46

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.

Performance figures for Class A shares, Class C shares and Class I shares reflect the historical performance of the then-existing Class A shares, Class C shares and Class I shares, respectively, of the Cushing® Renaissance Advantage Fund (the predecessor to the Fund, which was subject to a different fee structure) for periods prior to July 12, 2014. The Cushing® Renaissance Advantage Fund commenced operations on April 2, 2013.

4.	Performance figures for Investor Class shares, first offered on July 12, 2014, include the historical performance of Class A shares through July 11, 2014, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for the Investor Class shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

20	MainStay Cushing Renaissance Advantage Fund

Benchmark Performance	One Year	Since Inception
S&P 500® Index[5]	8.06%	11.98%
Average Lipper Natural Resources Fund[6]	13.17	–1.31

5.

The S&P 500® Index is the Fund’s primary benchmark. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

6.	The Average Lipper Natural Resources Fund is representative of funds that invest primarily in the equity securities of domestic companies engaged in the exploration, development, production, or distribution of natural resources (including oil, natural gas, and base minerals) and/or alternative energy sources (including solar, wind, hydro, tidal, and geothermal). This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

21

Cost in Dollars of a $1,000 Investment in MainStay Cushing Renaissance Advantage Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from June 1, 2016, to November 30, 2016, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from June 1, 2016, to November 30, 2016.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended November 30, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 6/1/16	Ending Account Value (Based on Actual Returns and Expenses) 11/30/16	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 11/30/16	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$1,176.10	$8.76	$1,016.95	$8.12

Investor Class Shares	$1,000.00	$1,174.60	$9.51	$1,016.25	$8.82

Class C Shares	$1,000.00	$1,170.30	$13.48	$1,012.57	$12.50

Class I Shares	$1,000.00	$1,177.00	$7.42	$1,018.19	$6.87

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.61% for Class A, 1.75% for Investor Class, 2.49% for Class C and 1.36% for Class I) multiplied by the average account value over the period, divided by 366 and multiplied by 183 for Class A, Investor Class, Class C, and Class I (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

22	MainStay Cushing Renaissance Advantage Fund

Portfolio Composition as of November 30, 2016(1) (Unaudited)

(Expressed as a Percentage of Total Investments)

See Portfolio of Investments beginning on page 25 for specific holdings within these categories.

Top Ten Holdings as of November 30, 2016 (excluding short-term investments) (Unaudited)

1.	Golar LNG Ltd.

2.	U.S. Silica Holdings, Inc.

3.	GasLog Partners, L.P.

4.	NGL Energy Partners, L.P.

5.	Energy Transfer Partners, L.P.
6.	Rice Energy, Inc.

7.	Marathon Petroleum Corporation

8.	RSP Permian, Inc.

9.	VTTI Energy Partners, L.P.

10.	SM Energy Co.

(1)	Fund holdings and sector allocations are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
(2)	MLPs and Related Companies
(3)	Common Stocks

23

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jerry V. Swank, Matthew A. Lemme, CFA, and Saket Kumar of Cushing Asset Management, LP, the Fund’s Subadvisor.

How did MainStay Cushing Renaissance Advantage Fund perform relative to its primary benchmark and peers during the 12 months ended November 30, 2016?

Excluding all sales charges, MainStay Cushing Renaissance Advantage Fund returned 14.35% for Class A shares, 14.15% for Investor Class shares and 13.28% for Class C shares for the 12 months ended November 30, 2016. Over the same period, Class I shares returned 14.64%. For the 12 months ended November 30, 2016, all share classes outperformed the 8.06% return of the S&P 500® Index,1 which is the Fund’s broad-based securities-market index, and the 13.17% return of the Average Lipper2 Natural Resources Fund. See page 20 for Fund returns with applicable sales charges.

What factors affected the Fund’s performance relative to the S&P 500® Index during the reporting period?

The Fund’s investment program is focused on companies in the energy, industrial and manufacturing sectors. By comparison, the S&P 500® Index tracks the performance of stocks in a wide variety of sectors. The Fund outperformed the S&P 500® Index during the reporting period because of the Fund’s narrow focus on companies in sectors that recovered strongly and outperformed the overall Index for the 12 months ended November 30, 2016.

Which subsectors were the strongest contributors to the Fund’s relative performance and which subsectors were particularly weak?

The subsectors that made the strongest contributions to the Fund’s performance relative to the S&P 500® Index were exploration & production, midstream, and oil services. (Contributions take weightings and total returns into account.) The weakest contributors to the Fund’s relative performance were refiners, chemicals and materials.

During the reporting period, which individual holdings made the strongest contributions to the Fund’s absolute performance and which holdings detracted the most?

During the reporting period, the stocks that made the strongest contributions to the Fund’s absolute performance were Synergy Resources Corporation, an exploration & production company; NGL Energy Partners, L.P., a midstream master limited partnership (“MLP”); and U.S. Silica Holdings, Inc., a frac sand provider. Each of these companies benefited from the recovery in crude oil prices during the reporting period and from renewed investor confidence in the ability of U.S. energy companies to increase crude oil and natural gas production.

The most substantial detractors from the Fund’s absolute performance during the reporting period were refining company Marathon Petroleum Corporation and shipping companies Capital Product Partners, L.P., and Teekay Corporation. Each of these companies faced specific issues that led to dividend cuts, which caused their shares to underperform.

Did the Fund make any significant purchases or sales during the reporting period?

During the reporting period, the Fund initiated positions in U.S. Silica Holdings and NGL Energy Partners. The Fund purchased U.S. Silica Holdings seeking to take advantage of increased sand usage in shale oil drilling and better U.S. oil-well returns. The Fund bought its position in NGL Energy Partners because of improved operations after the company’s announced partnership with funder Oaktree Capital Management.

The most substantial sales during the reporting period included divesting the Fund’s position in utility Sempra Energy after very strong performance and ahead of an anticipated increase in interest rates. The Fund also exited its position in packing producer Sealed Air Corporation because of disappointing performance and the possibility of declining margins.

How did the Fund’s subsector weightings change during the reporting period?

The Fund’s largest subsector increases were in exploration & production and oil services, as reduced U.S. production costs allowed for increased drilling and production at lower commodity prices. We reduced the Fund’s exposure to the materials and chemicals sectors that had previously benefited from an extended period of low prices for raw materials.

How was the Fund positioned at the end of the reporting period?

As of November 30, 2016, the Fund’s largest positions were in transportation and midstream companies. As of the same date, the Fund also had a large position in select exploration & production companies with what we believed to be a low cost of production.

1.	See footnote on page 21 for more information on the S&P 500® Index.
2.	See footnote on page 21 for more information on Lipper Inc.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

24	MainStay Cushing Renaissance Advantage Fund

Portfolio of Investments November 30, 2016

	Shares	Value
Common Stocks 80.8%†
Chemicals 7.0%
Bermuda 1.6%
Axalta Coating Systems Ltd. (a)	134,715	$3,559,170
United States 5.4%
Albemarle Corporation	20,269	1,779,213
Berry Plastics Group, Inc. (a)	46,855	2,331,974
Olin Corporation	88,488	2,300,688
Platform Specialty Products Corporation (a)	167,361	1,564,825
W.R. Grace & Co.	29,726	1,939,919
Westlake Chemical Corporation	29,719	1,758,473

		15,234,262

Crude Oil & Refined Products 3.3%
Republic of the Marshall Islands 3.3%
♦VTTI Energy Partners, L.P.	407,554	7,274,839

Diversified General Partners 4.3%
United States 4.3%
♦Marathon Petroleum Corporation	159,199	7,485,537
Phillips 66	22,654	1,882,094

		9,367,631

Energy Equipment & Services 3.6%
United States 3.6%
Halliburton Co.	89,318	4,741,893
Independence Contract Drilling, Inc. (a)	543,061	3,062,864

		7,804,757

Exploration & Production 9.7%
United States 9.7%
Centennial Resource Development, Inc. (a)	308,243	5,610,022
Extraction Oil & Gas, Inc. (a)	143,877	3,385,426
Matador Resource Co. (a)	87,940	2,342,722
♦SM Energy Co.	154,357	6,152,670
Synergy Resources Corporation (a)	381,985	3,625,038
Whiting Petroleum Corporation (a)	466	5,694

		21,121,572

Industrials 4.3%
United States 4.3%
Celadon Group, Inc.	180,174	1,450,401
Covenant Transportation Group, Inc. (a)	168,573	3,494,518
Dover Corporation	60,871	4,419,843

		9,364,762

Machinery 3.6%
United States 3.6%
Flowserve Corporation	46,830	2,222,083
ITT, Inc.	83,124	3,355,716
Xylem, Inc.	41,653	2,148,462

		7,726,261

	Shares	Value
Materials 7.9%
United States 7.9%
Fairmount Santrol Holdings, Inc. (a)	493,361	$4,751,066
♦U.S. Silica Holdings, Inc.	196,534	9,946,586
Vulcan Materials Co.	18,835	2,366,618

		17,064,270

Natural Gas Gatherers & Processors 1.1%
United States 1.1%
Targa Resources Corporation	44,436	2,367,994

Oil & Gas Equipment & Services 4.1%
Canada 1.6%
Precision Drilling Corporation (a)	673,680	3,570,504
Ireland 2.5%
Weatherford International PLC (a)	1,054,945	5,390,769

		8,961,273

Oil & Gas Exploration & Production 8.9%
United States 8.9%
Cimarex Energy Co.	15,853	2,185,812
Newfield Exploration Co. (a)	100,855	4,560,663
Range Resources Corporation	150,257	5,286,041
♦RSP Permian, Inc. (a)	164,320	7,336,888

		19,369,404

Oil & Gas Refining & Marketing 4.5%
United States 4.5%
PBF Energy, Inc.	84,280	2,021,877
♦Rice Energy, Inc. (a)	315,984	7,694,211

		9,716,088

Oil & Gas Storage & Transportation 1.1%
United States 1.1%
Cheniere Energy, Inc. (a)	56,823	2,321,788

Shipping 7.5%
Bermuda 6.0%
♦Golar LNG Ltd.	533,637	13,020,743
Republic of the Marshall Islands 1.5%
Teekay Corporation	411,879	3,249,725

		16,270,468

Trading Companies & Distributors 1.0%
United States 1.0%
United Rentals, Inc. (a)	22,440	2,268,908

Transportation 8.9%
Canada 1.8%
Canadian Pacific Railway Ltd.	25,970	3,979,903
United States 7.1%
CSX Corporation	80,838	2,894,809

†	Calculated as a percentage of net assets applicable to common shareholders.
♦	Among the Portfolio’s 10 largest holdings or issuers held, as of November 30, 2016, excluding short-term investments. May be subject to change daily. (Unaudited)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Portfolio of Investments November 30, 2016 (continued)

	Shares	Value
Common Stocks (continued)
Transportation (continued)
United States (continued)
Kirby Corporation (a)	68,633	$4,354,764
Macquarie Infrastructure Corporation	49,886	4,087,659
Union Pacific Corporation	39,220	3,974,162

		19,291,297

Total Common Stocks (Cost $155,249,256)		175,525,574

MLP Investments and Related Companies 17.0%
Crude Oil & Refined Products 0.9%
United States 0.9%
MPLX, L.P.	61,479	2,019,585

General Partners 1.9%
United States 1.9%
Energy Transfer Equity, L.P.	242,559	4,130,780

Natural Gas Gatherers & Processors 1.2%
United States 1.2%
American Midstream Partners, L.P.	170,640	2,516,940

Oil & Gas Storage & Transportation 4.0%
United States 4.0%
♦Energy Transfer Partners, L.P.	249,635	8,767,181

Propane 4.4%
United States 4.4%
♦NGL Energy Partners, L.P.	513,001	9,516,168

Shipping 4.6%
Republic of the Marshall Islands 4.6%
♦GasLog Partners, L.P.	485,042	9,870,605

Total MLP Investments and Related Companies (Cost $34,564,058)		36,821,259

	Shares	Value
Short-Term Investments—Investment Companies 0.2%
United States 0.2%
Fidelity Government Portfolio Fund—Institutional Class, 0.275% (b)	101,178	$101,178
First American Prime Obligations Fund—Class Z, 0.252% (b)	101,179	101,179
Morgan Stanley Government Portfolio—Institutional Class, 0.294% (b)	101,179	101,179
Invesco Short Term Government & Agency Portfolio—Institutional Class, 0.289% (b)	101,179	101,179

Total Short-Term Investments—Investment Companies (Cost $404,715)		404,715

Total Investments (Cost $190,218,029) (c)	98.0%	212,751,548
Other Assets Less Liabilities	2.0	4,392,251
Net Assets	100.0%	$217,143,799

(a)	No distribution or dividend was made during the period ended November 30, 2016. As such, it is classified as a non-income producing security as of November 30, 2016.

(b)	Rate reported is the current yield as of November 30, 2016.

(c)	As of November 30, 2016, cost was $193,336,785 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$25,593,893
Gross unrealized depreciation	(6,179,130)

Net unrealized appreciation	$19,414,763

26	MainStay Cushing Renaissance Advantage Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of November 30, 2016, for valuing the Fund’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$175,525,574	$—	$—	$175,525,574
MLP Investments and Related Companies	36,821,259	—	—	36,821,259
Short-Term Investments	404,715	—	—	404,715

Total Investments in Securities	$212,751,548	$—	$—	$212,751,548

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended November 30, 2016, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements (See Note 2).

As of November 30, 2016, the Fund did not hold any investments with significant unobservable inputs (Level 3) (see Note 2).

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Statement of Assets and Liabilities as of November 30, 2016

Assets
Investments, at value (identified cost $190,218,029)	$212,751,548
Receivables:
Investments sold	10,201,880
Dividends and interest	186,373
Fund shares sold	160,470
Prepaid expenses	28,697

Total assets	223,328,968

Liabilities
Payables:
Investments purchased	4,495,958
Fund shares redeemed	1,320,147
Manager fees (See Note 3)	238,458
Transfer agent (See Note 3)	32,823
NYLIFE Distributors (See Note 3)	28,575
Shareholder communication	10,232
Professional fees	8,167
Custodian	941
Accrued expenses	49,868

Total liabilities	6,185,169

Net assets	$217,143,799

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$10,345
Additional paid-in capital	272,389,259

272,399,604
Accumulated net investment loss	(610,426)
Accumulated net realized gain (loss) on investments	(77,178,898)
Net unrealized appreciation (depreciation) on investments	22,533,519

Net assets	$217,143,799

Class A
Net assets applicable to outstanding shares	$38,685,904

Shares of beneficial interest outstanding	1,846,846

Net asset value per share outstanding	$20.95
Maximum sales charge (5.50% of offering price)	1.22

Maximum offering price per share outstanding	$22.17

Investor Class
Net assets applicable to outstanding shares	$3,985,508

Shares of beneficial interest outstanding	190,663

Net asset value per share outstanding	$20.90
Maximum sales charge (5.50% of offering price)	1.22

Maximum offering price per share outstanding	$22.12

Class C
Net assets applicable to outstanding shares	$26,222,823

Shares of beneficial interest outstanding	1,290,459

Net asset value per share outstanding	$20.32

Class I
Net assets applicable to outstanding shares	$148,249,564

Shares of beneficial interest outstanding	7,016,772

Net asset value per share outstanding	$21.13

28	MainStay Cushing Renaissance Advantage Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended November 30, 2016

Investment Income (Loss)
Income
Dividends and distributions (Net of return of capital of $2,753,635) (a)	$2,818,314
Interest	20,648

Total income	2,838,962

Expenses
Manager (See Note 3)	2,285,534
Distribution/Service—Class A (See Note 3)	89,171
Distribution/Service—Investor Class (See Note 3)	7,884
Distribution/Service—Class C (See Note 3)	257,773
Transfer agent (See Note 3)	191,066
Registration	71,133
Professional fees	53,107
Shareholder communication	35,884
Trustees	5,814
Custodian	5,355
Insurance	1,249
Miscellaneous	13,806

Total expenses	3,017,776
Expense waiver/reimbursement from Manager (See Note 3)	(54,987)

Net expenses	2,962,789

Net investment income (loss)	(123,827)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	(7,909,689)
Net change in unrealized appreciation (depreciation)	32,693,684

Net realized and unrealized gain (loss) on investments	24,783,995

Net increase (decrease) in net assets resulting from operations	$24,660,168

(a)	Dividends and distributions recorded net of foreign withholding taxes in the amount of $10,517.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	29

Statements of Changes in Net Assets

	Year ended November 30, 2016	Year ended November 30, 2015
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(123,827)	$466,428
Net realized gain (loss) on investments	(7,909,689)	(62,213,466)
Net change in unrealized appreciation (depreciation) on investments	32,693,684	12,008,633

Net increase (decrease) in net assets resulting from operations	24,660,168	(49,738,405)

Dividends and distributions to shareholders:
From net investment income:
Class A	—	(76,432)
Investor Class	—	(3,845)
Class C	—	(63,830)
Class I	—	(313,328)

	—	(457,435)

From return of capital:
Class A	(1,118,745)	(1,271,864)
Investor Class	(99,135)	(63,988)
Class C	(823,522)	(1,062,162)
Class I	(3,698,162)	(5,213,897)

	(5,739,564)	(7,611,911)

Total dividends and distributions to shareholders	(5,739,564)	(8,069,346)

Capital share transactions:
Net proceeds from sale of shares	59,436,755	178,269,549
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	5,293,709	7,363,670
Cost of shares redeemed	(76,707,130)	(333,773,516	)(a)

Increase (decrease) in net assets derived from capital share transactions	(11,976,666)	(148,140,297)

Net increase (decrease) in net assets	6,943,938	(205,948,048)

Net Assets
Beginning of year	210,199,861	416,147,909

End of year	$217,143,799	$210,199,861

Accumulated net investment loss	$(610,426)	$(435)

(a)	Includes an in-kind redemption in the amount of $106,860,629 during the year ended November 30, 2015 (See Note 10).

30	MainStay Cushing Renaissance Advantage Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended November 30,			April 2, 2013** through November 30,
Class A	2016	2015	2014	2013***
Net asset value at beginning of period	$18.91	$23.29	$22.65	$20.00

Net investment income (loss) (a)	(0.01)	0.03	0.01	(0.12)
Net realized and unrealized gain (loss) on investments	2.61	(3.85)	1.19	3.09

Total from investment operations	2.60	(3.82)	1.20	2.97

Less dividends and distributions:
From net investment income	—	(0.03)	(0.03)	—
From net realized gain on investment	—	—	—	(0.02)
From return of capital	(0.56)	(0.53)	(0.53)	(0.30)

Total dividends and distributions	(0.56)	(0.56)	(0.56)	(0.32)

Redemption fees retained (a)(b)	—	—	0.00 ‡	0.00	‡

Net asset value at end of period	$20.95	$18.91	$23.29	$22.65

Total investment return (c)	14.35%	(16.57%)	5.14%	14.92	% (d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.06%)	0.15%	0.03%	(0.83	%)††
Net expenses	1.65%	1.69%	1.80%	2.00	% ††
Expenses (before waiver/reimbursement)	1.68%	1.73%	1.81%	5.65	% ††
Portfolio turnover rate	314%	149%	115%	23%
Net assets at end of period (in 000’s)	$38,686	$42,135	$51,472	$6,867

**	Inception date.
***	This period was audited by a predecessor audit firm whose opinion was unqualified.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Redemption fees were only applicable prior to reorganization. (See Note 1)
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	31

Financial Highlights selected per share data and ratios

	Year ended November 30,		July 12, 2014** through November 30,
Investor Class	2016	2015	2014
Net asset value at beginning of period	$18.90	$23.30	$26.80

Net investment income (loss) (a)	(0.04)	0.00 ‡	0.03
Net realized and unrealized gain (loss) on investments	2.60	(3.84)	(3.25)

Total from investment operations	2.56	(3.84)	(3.22)

Less dividends and distributions:
From net investment income	—	(0.03)	(0.02)
From return of capital	(0.56)	(0.53)	(0.26)

Total dividends and distributions	(0.56)	(0.56)	(0.28)

Net asset value at end of period	$20.90	$18.90	$23.30

Total investment return (b)(c)	14.15%	(16.68%)	(12.10	%)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.25%)	0.01%	0.31	% ††
Net expenses	1.80%	1.83%	1.70	% ††
Expenses (before waiver/reimbursement)	1.83%	1.87%	1.70	% ††
Portfolio turnover rate	314%	149%	115%
Net assets at end of period (in 000’s)	$3,985	$2,989	$1,651

**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Total investment return is not annualized.

32	MainStay Cushing Renaissance Advantage Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended November 30,			April 2, 2013** through November 30,
Class C	2016	2015	2014	2013***
Net asset value at beginning of period	$18.53	$23.02	$22.56	$20.00

Net investment income (loss) (a)	(0.16)	(0.15)	(0.16)	(0.23)
Net realized and unrealized gain (loss) on investments	2.51	(3.78)	1.18	3.11

Total from investment operations	2.35	(3.93)	1.02	2.88

Less dividends and distributions:
From net investment income	—	(0.03)	(0.03)	—
From net realized gain on investment	—	—	—	(0.02)
From return of capital	(0.56)	(0.53)	(0.53)	(0.30)

Total dividends and distributions	(0.56)	(0.56)	(0.56)	(0.32)

Redemption fees retained (a)(b)	—	—	0.00 ‡	—

Net asset value at end of period	$20.32	$18.53	$23.02	$22.56

Total investment return (c)	13.28%	(17.28%)	4.40%	14.47	% (d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.93%)	(0.72%)	(0.65%)	(1.58	%)††
Net expenses	2.55%	2.56%	2.52%	2.75	% ††
Expenses (before waiver/reimbursement)	2.58%	2.60%	2.53%	6.40	% ††
Portfolio turnover rate	314%	149%	115%	23%
Net assets at end of period (in 000’s)	$26,223	$35,398	$47,022	$2,263

**	Inception date.
***	This period was audited by a predecessor audit firm whose opinion was unqualified.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Redemption fees were only applicable prior to reorganization. (See Note 1)
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	33

Financial Highlights selected per share data and ratios

	Year ended November 30,			April 2, 2013** through November 30,
Class I	2016	2015	2014	2013***
Net asset value at beginning of period	$19.02	$23.36	$22.66	$20.00

Net investment income (loss) (a)	0.02	0.07	0.09	(0.08)
Net realized and unrealized gain (loss) on investments	2.65	(3.85)	1.17	3.06

Total from investment operations	2.67	(3.78)	1.26	2.98

Less dividends and distributions:
From net investment income	—	(0.03)	(0.03)	—
From net realized gain on investment	—	—	—	(0.02)
From return of capital	(0.56)	(0.53)	(0.53)	(0.30)

Total dividends and distributions	(0.56)	(0.56)	(0.56)	(0.32)

Redemption fees retained (a)(b)	—	—	0.00 ‡	0.00	‡

Net asset value at end of period	$21.13	$19.02	$23.36	$22.66

Total investment return (c)	14.64%	(16.34%)	5.41%	14.97	% (d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.12%	0.34%	0.37%	(0.58	%)††
Net expenses	1.40%	1.43%	1.51%	1.75	% ††
Expenses (before waiver/reimbursement)	1.43%	1.46%	1.52%	5.40	% ††
Portfolio turnover rate	314%	149%	115%	23%
Net assets at end of period (in 000’s)	$148,250	$129,677	$316,002	$16,779

**	Inception date.
***	This period was audited by a predecessor audit firm whose opinion was unqualified.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Redemption fees were only applicable prior to reorganization. (See Note 1)
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(d)	Total investment return is not annualized.

34	MainStay Cushing Renaissance Advantage Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Cushing Energy Income Fund (formerly, MainStay Cushing Royalty Energy Income Fund)

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Year Ended November 30, 2016

Class	Sales Charge		One Year	Since Inception (7/2/12)	Gross Expense Ratio[2]
Class A Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charge Excluding sales charge	–3.45 2.17%	–22.31 –21.26%	1.60 1.60%
Investor Class Shares[4]	Maximum 5.5% Initial Sales Charge	With sales charge Excluding sales charge	–3.64 1.97	–22.34 –21.29	1.77 1.77
Class C Shares[3]	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charge Excluding sales charge	0.37 1.29	–21.88 –21.88	2.41 2.41
Class I Shares[3]	No Sales Charge		2.54	–21.05	1.33

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.

Performance figures for Class A shares, Class C shares and Class I shares reflect the historical performance of the then-existing Class A shares, Class C shares and Class I shares, respectively, of the Cushing® Energy Income Fund (the predecessor to the Fund, which was subject to a different fee structure) for periods prior to July 12, 2014. The Cushing® Energy Income Fund commenced operations on July 2, 2012.

4.	Performance figures for Investor Class shares, first offered on July 12, 2014, include the historical performance of Class A shares through July 11, 2014, adjusted to reflect differences in certain fees and expenses. Unadjusted, the performance shown for the Investor Class shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

35

Benchmark Performance	One Year	Since Inception
S&P 500® Index[5]	8.06%	13.82%
Average Lipper Energy MLP Fund[6]	11.18	–0.47

5.

The S&P 500® Index is the Fund’s primary benchmark. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

6.	The Average Lipper Energy MLP Fund is representative of funds that invest primarily in Master Limited Partnerships (MLPs) engaged in the transportation, storage and processing of minerals and natural resources. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

36	MainStay Cushing Energy Income Fund

Cost in Dollars of a $1,000 Investment in MainStay Cushing Energy Income Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from June 1, 2016, to November 30, 2016, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from June 1, 2016, to November 30, 2016.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended November 30, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 6/1/16	Ending Account Value (Based on Actual Returns and Expenses) 11/30/16	Expenses Paid (Received) During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 11/30/16	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$1,126,20	$7.71	$1,017.75	$7.31

Investor Class Shares	$1,000.00	$1,126.50	$8.40	$1,017.10	$7.97

Class C Shares	$1,000.00	$1,121.80	$12.41	$1,013.30	$11.78

Class I Shares	$1,000.00	$1,128.50	$6.39	$1,019.00	$6.06

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.45% for Class A, 1.58% for Investor Class, 2.34% for Class C and 1.20% for Class I) multiplied by the average account value over the period, divided by 366 and multiplied by 183 for Class A, Investor Class, Class C, and Class I (to reflect the six-month period). Expenses for the six-month period ended November 30, 2016 excluded a franchise tax expense to the Fund that equaled (0.18)% for Class A, (0.16)% for Investor Class, (0.18)% for Class C, and (0.18)% for Class I. The table above represents the actual expenses incurred during the six-month period.

37

Portfolio Composition as of November 30, 2016(1) (Unaudited)

(Expressed as a Percentage of Total Investments)

See Portfolio of Investments beginning on page 41 for specific holdings within these categories.

Top Ten Holdings as of November 30, 2016 (excluding short-term investments) (Unaudited)

1.	Chevron Corporation

2.	Statoil ASA

3.	Royal Dutch Shell PLC

4.	Total S.A.

5.	BP PLC
6.	Exxon Mobil Corporation

7.	Golar LNG Partners, L.P.

8.	GasLog Partners, L.P.

9.	Targa Resources Corporation

10.	NGL Energy Partners, L.P.

(1)	Fund holdings and sector allocations are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
(2)	MLPs and Related Companies
(3)	Common Stocks
(4)	Fixed Income
(5)	Convertible Preferred Stocks
(6)	Warrants

38	MainStay Cushing Energy Income Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jerry V. Swank and Judd B. Cryer of Cushing Asset Management, LP, the Fund’s Subadvisor.

How did MainStay Cushing Energy Income Fund perform relative to its primary benchmark and peers during the 12 months ended November 30, 2016?

Excluding all sales charges, MainStay Cushing Energy Income Fund returned 2.17% for Class A shares, 1.97% for Investor Class shares and 1.29% for Class C shares for the 12 months ended November 30, 2016. Over the same period, Class I shares returned 2.54%. For the 12 months ended November 30, 2016, all share classes underperformed the 8.06% return of the S&P 500® Index,1 which is the Fund’s broad-based securities-market index, and the 11.18% return of the Average Lipper2 Energy MLP Fund. See page 35 for Fund returns with applicable sales charges.

Were there any changes to the Fund during the reporting period?

Effective May 30, 2016, MainStay Cushing Royalty Energy Income Fund was renamed MainStay Cushing Energy Income Fund. Effective the same date, the Fund’s investment strategies were modified to focus on a wider array of energy companies and the Fund implemented a 25% limitation on investment in master limited partnerships (“MLPs”) which are considered publicly traded partnerships under the Internal Revenue Code. See Notes 3 and 4 beginning on page 54 for more information about fee reduction and tax status changes.)

What factors affected the Fund’s performance relative to the S&P 500® Index during the reporting period?

During the reporting period, the Fund’s underperformance relative to the S&P 500® Index resulted primarily from the Fund’s investment program, which focused exclusively on energy companies. By comparison, the Index tracks the performance of stocks in a wide variety of sectors.

During the reporting period, a key driver of Fund performance relative to the Index was the price of West Texas Intermediate crude oil (“WTI”), which declined 37% from $41.65 per barrel at the beginning of the reporting period to $26.21 per barrel on February 11, 2016, before rebounding significantly to $49.44 per barrel at the end of the reporting period. Before prices bottomed, the declines and volatility of energy commodity prices—including prices for crude oil, natural gas and natural gas liquids, which were driven by supply/demand imbalances—weakened the operational/financial outlook of and investor sentiment toward the overall energy industry. This included energy infrastructure MLPs. During the energy down-cycle, many MLPs experienced a slowing or reduction of system throughput, a slowing of capital spending on organic growth projects, higher leverage, diminished access to capital, higher debt and equity costs, and slowing distribution growth. For

MLPs as a whole, however, cash flows generally remained resilient and most of the critical energy sector—and capital markets–related concerns have been alleviated. In addition, commodity prices and energy equities benefited later in the reporting period from favorable production commitments agreed to by certain OPEC and non-OPEC nations as well as indications that the president-elect may increase infrastructure spending and reduce federal energy regulation.

Which subsectors were the strongest contributors to the Fund’s relative performance and which subsectors were particularly weak?

The Fund focuses primarily on four subsectors: integrated energy companies, large-capitalization exploration and production (“E&P”) companies, midstream MLPs, and energy bonds and preferred stocks.

The top contributors to the Fund’s performance during the reporting period were upstream MLPs, integrated energy companies, and large-cap E&P companies and MLPs. (Contributions take weightings and total returns into account.) On average, these subsectors represented the third-lowest, highest and second-highest Fund weightings, respectively, during the reporting period.

The subsectors with the weakest contributions to the Fund’s performance during the reporting period were Canadian exploration and production companies and energy company bonds. The Canadian exploration and production companies subsector had the lowest weighting in the Fund, while the energy company bond subsector had the fourth lowest weighting.

While performance in the Fund’s main subsectors increased because of improving crude oil prices during the reporting period, performance of the Fund’s subsectors was below that of the S&P 500® Index.

During the reporting period, which individual holdings made the strongest contributions to the Fund’s absolute performance and which holdings detracted the most?

The strongest positive contribution to the Fund’s performance during the reporting period came from Targa Resources Corporation, a natural gas gatherer & processor, followed by Rose Rock Midstream, L.P., a crude oil and refined product logistics MLP, and Chevron Corporation, an integrated energy company.

The most substantial detractor from the Fund’s performance during the reporting period was Vanguard Natural Resources, LLC, an upstream MLP, followed by Legacy Reserves, L.P., an upstream MLP, and Capital Product Partners, L.P., a shipping MLP.

1.	See footnote on page 36 for more information on the S&P 500® Index.
2.	See footnote on page 36 for more information on Lipper Inc.

39

Did the Fund make any significant purchases or sales during the reporting period?

Early in the reporting period, many energy companies experienced significant share-price declines and weakening fundamentals because of a substantial decline in crude oil prices. Upstream MLP businesses and unit prices were particularly hard hit as their cash flows shrank and leverage ballooned. Because of this extraordinary volatility and declining fundamentals for the subsector, the Fund substantially reduced overall exposure to upstream MLPs and replaced it with investments in integrated energy companies and certain large-capitalization and mid-capitalization oil and natural gas exploration and production companies. Among the Fund’s large purchases were positions in integrated energy companies Chevron and Royal Dutch Shell PLC and exploration and production companies Occidental Petroleum Corporation and EOG Resources, Inc. The Fund purchased its positions in these companies because of the perceived quality of their assets, their market capitalization, relatively conservative balance sheets, and exposure to crude oil prices.

Among the Fund’s large sales during the reporting period were upstream MLPs Vanguard Natural Resources and Legacy

Reserves and shipping MLP Capital Product Partners. The Fund sold its positions in these MLPs because of their high debt levels and distressed business fundamentals that resulted from the collapse in crude oil prices.

How did the Fund’s subsector weightings change during the reporting period?

During the reporting period, the Fund decreased exposure to the upstream MLP sector and the U.S. royalty trust sector. The Fund increased exposure to other energy companies during the reporting period. Among these were integrated energy companies, oil and natural gas exploration and production companies and midstream MLPs. The Fund exited its entire position in Canadian exploration and production companies.

How was the Fund positioned at the end of the reporting period?

As of November 30, 2016, the Fund’s largest subsector position was in integrated energy companies, followed by large capitalization E&P companies and midstream MLPs.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

40	MainStay Cushing Energy Income Fund

Portfolio of Investments November 30, 2016

	Shares	Value

Common Stocks 58.3%†
Exploration & Production 52.9%
France 5.8%
♦Total S.A.	101,500	$4,837,490
Netherlands 5.8%
♦Royal Dutch Shell PLC	94,700	4,839,170
Norway 6.0%
♦Statoil ASA	287,600	5,004,240
United Kingdom 5.7%
♦ BP PLC	134,194	4,698,132
United States 29.6%
Anadarko Petroleum Corporation	29,300	2,026,095
Centennial Resource Development, Inc. (a)	25,000	455,000
♦Chevron Corporation	47,300	5,276,788
Devon Energy Corporation	43,311	2,093,221
EOG Resources, Inc.	19,356	1,984,377
♦Exxon Mobil Corporation	46,800	4,085,640
Noble Energy, Inc.	52,000	1,984,320
Occidental Petroleum Corporation	26,800	1,912,448
Pioneer Natural Resource Co.	12,938	2,471,675
RSP Permian, Inc. (a)	25,000	1,116,250
Synergy Resources Corporation (a)	125,000	1,186,250

		43,971,096

Natural Gas Gatherers & Processors 3.2%
United States 3.2%
♦Targa Resources Corporation	50,082	2,668,870

Oil & Gas Exploration & Production 1.8%
United States 1.8%
Cimarex Energy Co.	2,500	344,700
Concho Resources, Inc. (a)	2,000	286,040
Continental Resources, Inc. (a)	15,000	870,150

		1,500,890

Oil & Gas Refining & Marketing 0.4%
United States 0.4%
Rice Energy, Inc. (a)	15,000	365,250

Total Common Stocks (Cost $45,158,575)		48,506,106

Convertible Preferred Stocks 3.0%
Large Cap Diversified 3.0%
United States 3.0%
Kinder Morgan, Inc.	50,000	2,458,000

Total Convertible Preferred Stocks (Cost $2,382,994)		2,458,000

	Shares	Value

MLP Investments and Related Companies 29.4%
Crude Oil & Refined Products 2.3%
United States 2.3%
NuStar Energy, L.P.	39,900	$1,904,826

Large Cap Diversified 8.7%
United States 8.7%
Energy Transfer Partners, L.P.	70,072	2,460,929
ONEOK Partners, L.P.	54,300	2,269,740
Williams Partners, L.P.	69,100	2,522,150

		7,252,819

Natural Gas Gatherers & Processors 5.9%
United States 5.9%
American Midstream Partners, L.P.	114,000	1,681,500
DCP Midstream Partners, L.P.	23,000	796,490
EnLink Midstream Partners, L.P.	139,000	2,435,280

		4,913,270

Propane 3.1%
United States 3.1%
♦NGL Energy Partners, L.P.	136,500	2,532,075

Shipping 7.4%
Republic of the Marshall Islands 7.4%
♦GasLog Partners, L.P.	135,000	2,747,250
♦Golar LNG Partners, L.P.	153,500	3,419,980

		6,167,230

Upstream 2.0%
United States 2.0%
Dorchester Minerals, L.P.	49,598	825,807
Mid-Con Energy Partners, L.P. (a)(b)	348,837	833,720

		1,659,527

Total MLP Investments and Related Companies (Cost $25,787,615)		24,429,747

	Principal
Fixed Income 7.2%
Exploration & Production 1.2%
United States 1.2%
SM Energy Co. 6.125%, 11/15/2022	1,000,000	1,007,500

Oil & Gas Exploration & Production 3.3%
United States 3.3%
Sanchez Energy Corporation 6.125%, 01/15/2023	2,000,000	1,760,000

†	Calculated as a percentage of net assets applicable to common shareholders.
♦	Among the Portfolio’s 10 largest holdings or issuers held, as of November 30, 2016, excluding short-term investments. May be subject to change daily. (Unaudited)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	41

Portfolio of Investments November 30, 2016 (continued)

	Principal	Value

Oil & Gas Exploration & Production (continued)
United States (continued)
Whiting Petroleum Corporation 5.750%, 03/15/2021	1,000,000	$990,000

		2,750,000

Oil & Gas Refining & Marketing 1.2%
United States 1.2%
Rice Energy, Inc. 6.250%, 05/01/2022	1,000,000	1,027,500

Upstream 1.5%
United States 1.5%
Legacy Reserves, L.P. 6.625%, 12/01/2021	1,500,000	870,000
Memorial Production Partners, L.P. 6.875%, 08/01/2022	1,000,000	358,750

		1,228,750

Total Fixed Income (Cost $6,231,345)		6,013,750

	Shares
Warrants 0.1%
Exploration & Production 0.1%
United States 0.1%
Centennial Resource Development, Inc., 02/23/2021(a)	8,333	58,333

Total Warrants (Cost $40,998)		58,333

	Shares	Value

Short-Term Investments—Investment Companies 1.8%
United States 1.8%
Fidelity Government Portfolio Fund—Institutional Class, 0.275% (c)	371,086	$371,086
First American Prime Obligations Fund—Class Z, 0.252% (c)	371,086	371,086
Morgan Stanley Government Portfolio—Institutional Class, 0.294% (c)	371,086	371,086
Invesco Short Term Government & Agency Portfolio—Institutional Class, 0.289% (c)	371,086	371,086

Total Short-Term Investments—Investment Companies (Cost $1,484,344)		1,484,344

Total Investments (Cost $81,085,871) (d)	99.8%	82,950,280
Other Assets Less Liabilities	0.2	181,078
Net Assets	100.0%	$83,131,358

(a)	No distribution or dividend was made during the period ended November 30, 2016. As such, it is classified as a non-income producing security as of November 30, 2016.

(b)	Illiquid security—As of November 30, 2016, the total market value of the securities deemed illiquid under procedures approved by the Board of Trustees was $833,720, which represented 1.00% of the Fund’s net assets. (Unaudited)

(c)	Rate reported is the current yield as of November 30, 2016.

(d)	As of November 30, 2016, cost was $90,816,673 for federal income tax purposes and net unrealized depreciation was as follows:

Gross unrealized appreciation	$7,226,948
Gross unrealized depreciation	(15,093,341)

Net unrealized depreciation	$(7,866,393)

The following is a summary of the fair valuations according to the inputs used as of November 30, 2016, for valuing the Fund’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$48,506,106	$—	$—	$48,506,106
Convertible Preferred Stocks	2,458,000	—	—	2,458,000
Fixed Income	—	6,013,750	—	6,013,750
MLP Investments and Related Companies	23,596,027	833,720	—	24,429,747
Warrants	58,333	—	—	58,333
Short-Term Investments	1,484,344	—	—	1,484,344

Total Investments in Securities	$76,102,810	$6,847,470	$—	$82,950,280

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended November 30, 2016, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements (See Note 2).

As of November 30, 2016, the Fund did not hold any investments with significant unobservable inputs (Level 3) (see Note 2).

42	MainStay Cushing Energy Income Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of November 30, 2016

Assets
Investments, at value (identified cost $81,085,871)	$82,950,280
Receivables:
Dividends and interest	447,121
Fund shares sold	143,758
Prepaid expenses	56,618

Total assets	83,597,777

Liabilities
Payables:
Fund shares redeemed	245,859
Advisory fees (See Note 3)	94,230
NYLIFE Distributors (See Note 3)	41,603
Transfer agent (See Note 3)	30,504
Professional fees	10,303
Shareholder communication	7,994
Custodian	268
Accrued expenses	35,658

Total liabilities	466,419

Net assets	$83,131,358

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$18,138
Additional paid-in capital	322,705,126

322,723,264
Accumulated net investment loss	(9,375,642)
Accumulated net realized gain (loss) on investments	(232,080,673)
Net unrealized appreciation (depreciation) on investments	1,864,409

Net assets	$83,131,358

Class A
Net assets applicable to outstanding shares	$42,712,166

Shares of beneficial interest outstanding	9,258,862

Net asset value per share outstanding	$4.61
Maximum sales charge (5.50% of offering price)	0.27

Maximum offering price per share outstanding	$4.88

Investor Class
Net assets applicable to outstanding shares	$3,512,840

Shares of beneficial interest outstanding	763,551

Net asset value per share outstanding	$4.60
Maximum sales charge (5.50% of offering price)	0.27

Maximum offering price per share outstanding	$4.87

Class C
Net assets applicable to outstanding shares	$19,075,284

Shares of beneficial interest outstanding	4,295,529

Net asset value per share outstanding	$4.44

Class I
Net assets applicable to outstanding shares	$17,831,068

Shares of beneficial interest outstanding	3,819,716

Net asset value per share outstanding	$4.67

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	43

Statement of Operations for the year ended November 30, 2016

Investment Income (Loss)
Income
Dividends and distributions (Net of return of capital of $2,658,820) (a)	$1,446,282
Interest	646,830

Total Income	2,093,112

Expenses
Manager (See Note 3)	786,915
Distribution/Service—Class A (See Note 3)	96,500
Distribution/Service—Investor Class (See Note 3)	6,549
Distribution/Service—Class C (See Note 3)	177,913
Transfer agent (See Note 3)	204,303
Registration	85,715
Shareholder communication	81,466
Professional fees	73,029
Tax expense	13,006
Custodian	4,475
Trustees	2,215
Insurance	534
Franchise tax	(55,919)
Miscellaneous	9,336

Total expenses before waiver/reimbursement	1,486,037
Expense waiver/reimbursement from Manager (see Note 3)	(278,818)

Net expenses	1,207,219

Net investment income (loss)	885,893

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Investments	(115,773,962)
Foreign currency transactions	(850)

Net realized gain (loss) on investments	(115,774,812)

Net change in unrealized appreciation (depreciation) on:
Investments	112,104,537
Foreign currency translations	576

Net change in unrealized appreciation (depreciation)	112,105,113

Net realized and unrealized gain (loss) on investments	(3,669,699)

Net increase (decrease) in net assets resulting from operations	$(2,783,806)

(a)	Dividends and distributions recorded net of foreign withholding taxes in the amount of $99,814.

44	MainStay Cushing Energy Income Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

	Year ended November 30, 2016	Year ended November 30, 2015
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$885,893	$(696,403)
Net realized gain (loss) on investments	(115,774,812)	(128,676,300)
Net change in unrealized appreciation (depreciation) on investments	112,105,113	(39,320,183)

Net increase (decrease) in net assets resulting from operations	(2,783,806)	(168,692,886)

Dividends and distributions to shareholders:
From net investment income:
Class A	(176,009)	—
Investor Class	(10,887)	—
Class C	(80,062)	—
Class I	(64,935)	—

	(331,893)	—

From return of capital:
Class A	(3,088,251)	(8,767,937)
Investor Class	(191,023)	(258,515)
Class C	(1,404,765)	(4,440,784)
Class I	(1,139,340)	(5,828,475)

	(5,823,379)	(19,295,711)

Total dividends and distributions to shareholders	(6,155,272)	(19,295,711)

Capital share transactions:
Net proceeds from sale of shares	25,458,612	203,781,690
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	5,656,620	17,565,971
Cost of shares redeemed	(41,697,862)	(211,200,248)

Increase (decrease) in net assets derived from capital share transactions	(10,582,630)	10,147,413

Net increase (decrease) in net assets	(19,521,708)	(177,841,184)

Net Assets
Beginning of year	102,653,066	280,494,250

End of year	$83,131,358	$102,653,066

Accumulated net investment loss	$(9,375,642)	$(1,310,164)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	45

Financial Highlights selected per share data and ratios

	Year ended November 30,						July 2, 2012** through November 30,
Class A	2016		2015		2014	2013***	2012***
Net asset value at beginning of period	$4.96		$12.99		$18.23	$19.58	$20.00

Net investment income (loss) (a)	0.06		(0.02)		(0.08)	0.03	0.07
Net realized and unrealized gain (loss) on investments	(0.06)		(7.21)		(3.56)	0.22	0.31

Total from investment operations	0.00		(7.23)		(3.64)	0.25	0.38

Less dividends and distributions:
From net investment income	(0.02)		—		—	—	—
From return of capital	(0.33)		(0.80)		(1.60)	(1.60)	(0.80)

Total dividends and distributions	(0.35)		(0.80)		(1.60)	(1.60)	(0.80)

Redemption fees retained (a)(b)	—		—		0.00 ‡	—	—

Net asset value at end of period	$4.61		$4.96		$12.99	$18.23	$19.58

Total investment return (c)	2.17%		(57.56%)		(22.12%)	1.23%	1.81	%(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss) (including net deferred income tax benefit (expense)) (e)	1.39	%(f)	(0.24	%)(f)	1.75%	(0.19%)	0.55	%††
Net investment income (loss) (excluding net deferred income tax benefit (expense)) (e)	1.33	%(f)	(0.19	%)(f)	(0.53%)	0.10%	0.50	%††
Net expenses (including net deferred income tax (benefit) expense) (e)(g)	1.47	%(f)	1.79	% (f)	3.02%	2.29%	1.95	%††
Expenses (before waiver/reimbursement, including net deferred income tax (benefit) expense) (e)(g)	1.85	%(f)	2.04	% (f)	3.19%	3.80%	439.62	%††
Portfolio turnover rate	64%		95%		27%	62%	17%
Net assets at end of period (in 000’s)	$42,712		$48,885		$136,037	$50,565	$297

**	Inception date.
***	These years were audited by a predecessor audit firm whose opinion was unqualified.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Redemption fees were only applicable prior to reorganization. (See Note 1)
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment return is not annualized.
(e)	For the year ended November 30, 2016, the Fund accrued $13,006 in net current tax expense, of which $6,919 is attributable to Class A. For the year ended November 30, 2015, the Fund received a tax refund in the amount of $6,000, of which $2,773 is attributable to Class A. For the year ended November 30, 2014, the Fund accrued $65,316 in net current and deferred income tax benefit, of which $(978,230) is attributable to Class A. For the year ended November 30, 2013, the Fund accrued $71,348 in net current and deferred income tax expense, of which $58,510 is attributable to Class A. For the period from July 2, 2012 to November 30, 2012, the Fund accrued $31 in net current and deferred income tax benefit, of which $13 is attributable to Class A.
(f)	Ratios including/excluding net deferred income tax benefit (expense) includes applicable franchise tax expense for the period. For the year ended November 30, 2016, the Fund accrued $(55,919) in franchise tax expense, of which $(29,562) is attributable to Class A. For the year ended November 30, 2015, the Fund accrued $109,516 in franchise tax expense, of which $51,919 is attributable to Class A.
(g)	The ratio of expenses excluding net current and deferred income tax benefit to average net assets before waiver was 1.91%, 1.98%, 1.97%, 3.26% and 439.42% for the fiscal years ended November 30, 2016, 2015, 2014, 2013 and the period from July 2, 2012 to November 30, 2012, respectively. The ratio of expenses excluding deferred income tax benefit to average net assets after waiver was 1.53%, 1.73% 1.80%, 1.75% and 1.75% for the fiscal years ended November 30, 2016, 2015, 2014, 2013 and the period from July 2, 2012 to November 30, 2012, respectively.

46	MainStay Cushing Energy Income Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended November 30,				July 12, 2014** through November 30
Investor Class	2016		2015		2014
Net asset value at beginning of period	$4.95		$12.99		$19.15

Net investment income (loss) (a)	0.05		(0.04)		(0.02)
Net realized and unrealized gain (loss) on investments	(0.05)		(7.20)		(5.34)

Total from investment operations	0.00		(7.24)		(5.36)

Less dividends and distributions:
From net investment income	(0.02)		—		—
From return of capital	(0.33)		(0.80)		(0.80)

Total dividends and distributions	(0.35)		(0.80)		(0.80)

Net asset value at end of period	$4.60		$4.95		$12.99

Total investment return (b)(c)	1.97%		(57.56%)		(28.99	%)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss) (including net deferred income tax benefit (expense)) (e)	1.25	%(f)	(0.48	%)(f)	1.97	% ††
Net investment income (loss) (excluding net deferred income tax benefit (expense)) (e)	1.19	%(f)	(0.39	%)(f)	(0.20	%)††
Net expenses (including net deferred income tax (benefit) expense) (e)(g)	1.58	%(f)	1.91	% (f)	(0.55	%)††
Expenses (before waiver/reimbursement, including net deferred income tax (benefit) expense) (e)(g)	1.93	%(f)	2.24	% (f)	(0.45	%)††
Portfolio turnover rate	64%		95%		27%
Net assets at end of period (in 000’s)	$3,513		$2,554		$908

**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Total investment return is not annualized.
(e)	For the year ended November 30, 2016, the Fund accrued $13,006 in net current tax expense, of which $490 is attributable to Investor Class. For the year ended November 30, 2015, the Fund received a tax refund in the amount of $6,000, of which $70 is attributable to Investor Class. For the year ended November 30, 2014, the Fund accrued $65,316 in net current and deferred income tax benefit, of which $8,533 is attributable to Investor Class.
(f)	Ratios including/excluding net deferred income tax benefit (expense) includes applicable franchise tax expense for the period. For the year ended November 30, 2016, the Fund accrued $(55,919) in franchise tax expense, of which $(2,115) is attributable to Investor Class. For the year ended November 30, 2015, the Fund accrued $109,516 in franchise tax expense, of which $2,175 is attributable to Investor Class.
(g)	The ratio of expenses excluding net current and deferred income tax benefit to average net assets before waiver was 1.99%, 2.15% and 1.72% for the fiscal years ended November 30, 2016, 2015 and the period from July 12, 2014 to November 30, 2014, respectively. The ratio of expenses excluding deferred income tax benefit to average net assets after waiver was 1.64%, 1.82% and 1.62% for the fiscal years ended November 30, 2016, 2015 and the period from July 12, 2014 to November 30, 2014, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	47

Financial Highlights selected per share data and ratios

	Year ended November 30,						July 2, 2012** through November 30,
Class C	2016		2015		2014	2013***	2012***
Net asset value at beginning of period	$4.80		$12.74		$18.04	$19.53	$20.00

Net investment income (loss) (a)	0.02		(0.08)		(0.20)	(0.11)	0.01
Net realized and unrealized gain (loss) on investments	(0.05)		(7.06)		(3.50)	0.22	0.32

Total from investment operations	(0.03)		(7.14)		(3.70)	0.11	0.33

Less dividends and distributions:
From net investment income	(0.02)		—		—	—	—
From return of capital	(0.31)		(0.80)		(1.60)	(1.60)	(0.80)

Total dividends and distributions	(0.33)		(0.80)		(1.60)	(1.60)	(0.80)

Redemption fees retained (a)(b)	—		—		0.00 ‡	—	—

Net asset value at end of period	$4.44		$4.80		$12.74	$18.04	$19.53

Total investment return (c)	1.29%		(57.93%)		(22.71%)	0.48%	1.56	% (d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss) (including net deferred income tax benefit (expense)) (e)	0.53	%(f)	(1.04	%)(f)	(0.93%)	(0.94%)	(0.20	%)††
Net investment income (loss) (excluding net deferred income tax benefit (expense)) (e)	0.47	%(f)	(0.98	%)(f)	(1.21%)	(0.65%)	(0.25	%)††
Net expenses (including net deferred income tax (benefit) expense) (e)(g)	2.35	%(f)	2.59	% (f)	2.23%	3.04%	2.70	% ††
Expenses (before waiver/reimbursement, including net deferred income tax (benefit) expense) (e)(g)	2.73	%(f)	2.85	% (f)	2.38%	4.55%	440.37	% ††
Portfolio turnover rate	64%		95%		27%	62%	17%
Net assets at end of period (in 000’s)	$19,075		$25,053		$48,574	$8,379	$401

**	Inception date.
***	These years were audited by a predecessor audit firm whose opinion was unqualified.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Redemption fees were only applicable prior to reorganization. (See Note 1)
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment return is not annualized.
(e)	For the year ended November 30, 2016, the Fund accrued $13,006 in net current tax expense, of which $3,142 is attributable to Class C. For the year ended November 30, 2015, the Fund received a tax refund in the amount of $6,000, of which $1,344 is attributable to Class C. For the year ended November 30, 2014, the Fund accrued $65,316 in net current and deferred income tax benefit, of which $62,248 is attributable to Class C. For the year ended November 30, 2013, the Fund accrued $71,348 in net current and deferred income tax expense, of which $10,203 is attributable to Class C. For the period from July 2, 2012 to November 30, 2012, the Fund accrued $31 in net current and deferred income tax benefit, of which $10 is attributable to Class C.
(f)	Ratios including/excluding net deferred income tax benefit (expense) includes applicable franchise tax expense for the period. For the year ended November 30, 2016, the Fund accrued $(55,919) in franchise tax expense, of which $(13,411) is attributable to Class C. For the year ended November 30, 2015, the Fund accrued $109,516 in franchise tax expense, of which $26,603 is attributable to Class C.
(g)	The ratio of expenses excluding net current and deferred income tax benefit to average net assets before waiver was 2.79%, 2.79%, 2.66%, 4.26% and 440.42% for the fiscal years ended November 30, 2016, 2015, 2014, 2013 and the period from July 2, 2012 to November 30, 2012, respectively. The ratio of expenses excluding deferred income tax benefit to average net assets after waiver was 2.41%, 2.53%, 2.51%, 2.75% and 2.75% for the fiscal years ended November 30, 2016, 2015, 2014, 2013 and the period from July 2, 2012 to November 30, 2012, respectively.

48	MainStay Cushing Energy Income Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended November 30,						July 2, 2012** through November 30,
Class I	2016		2015		2014	2013***	2012***
Net asset value at beginning of period	$5.01		$13.08		$18.30	$19.60	$20.00

Net investment income (loss) (a)	0.06		(0.00	)‡	(0.02)	0.08	0.10
Net realized and unrealized gain (loss) on investments	(0.04)		(7.27)		(3.60)	0.22	0.30

Total from investment operations	0.02		(7.27)		(3.62)	0.30	0.40

Less dividends and distributions:
From net investment income	(0.02)		—		—	—	—
From return of capital	(0.34)		(0.80)		(1.60)	(1.60)	(0.80)

Total dividends and distributions	(0.36)		(0.80)		(1.60)	(1.60)	(0.80)

Redemption fees retained (a)(b)	—		—		—	—	—

Net asset value at end of period	$4.67		$5.01		$13.08	$18.30	$19.60

Total investment return (c)	2.54%		(57.47%)		(21.92%)	1.49%	1.91	%(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss) (including net deferred income tax benefit (expense)) (e)	1.53	%(f)	(0.03	%)(f)	4.33%	0.06%	0.80	%††
Net investment income (loss) (excluding net deferred income tax benefit (expense)) (e)	1.47	%(f)	0.02	% (f)	(0.01%)	0.35%	0.75	%††
Net expenses (including net deferred income tax (benefit) expense) (e)(g)	1.23	%(f)	1.54	% (f)	(2.94%)	2.04%	1.70	%††
Expenses (before waiver/reimbursement, including net deferred income tax (benefit) expense) (e)(g)	1.62	%(f)	1.76	% (f)	(2.83%)	3.55%	439.37	%††
Portfolio turnover rate	64%		95%		27%	62%	17%
Net assets at end of period (in 000’s)	$17,831		$26,161		$94,975	$1,667	$77

**	Inception date.
***	These years were audited by a predecessor audit firm whose opinion was unqualified.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Redemption fees were only applicable prior to reorganization. (See Note 1)
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(d)	Total investment return is not annualized.
(e)	For the year ended November 30, 2016, the Fund accrued $13,006 in net current tax expense, of which $2,455 is attributable to Class I. For the year ended November 30, 2015, the Fund received a tax refund in the amount of $6,000, of which $1,813 is attributable to Class I. For the year ended November 30, 2014, the Fund accrued $65,316 in net current and deferred income tax benefit, of which $972,765 is attributable to Class I. For the year ended November 30, 2013, the Fund accrued $71,348 in net current and deferred income tax expense, of which $2,635 is attributable to Class I. For the period from July 2, 2012 to November 30, 2012, the Fund accrued $31 in net current and deferred income tax benefit, of which $8 is attributable to Class I.
(f)	Ratios including/excluding net deferred income tax benefit (expense) includes applicable franchise tax expense for the period. For the year ended November 30, 2016, the Fund accrued $(55,919) in franchise tax expense, of which $(10,831) is attributable to Class I. For the year ended November 30, 2015, the Fund accrued $109,516 in franchise tax expense, of which $28,819 is attributable to Class I.
(g)	The ratio of expenses excluding net current and deferred income tax benefit to average net assets before waiver was 1.68%, 1.71%, 1.52%, 3.26% and 439.42% for the fiscal years ended November 30, 2016, 2015, 2014, 2013 and the period from July 2, 2012 to November 30, 2012, respectively. The ratio of expenses excluding deferred income tax benefit to average net assets after waiver was 1.29%, 1.48%, 1.41%, 1.75% and 1.75% for the fiscal years ended November 30, 2016, 2015, 2014, 2013 and the period from July 2, 2012 to November 30, 2012, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	49

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009 and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-nine funds (collectively referred to as the “Funds” and each individually, referred to as a “Fund”). These financial statements and notes relate to the MainStay Cushing MLP Premier Fund, MainStay Cushing Renaissance Advantage Fund and MainStay Cushing Energy Income Fund (formerly MainStay Cushing Royalty Energy Income Fund) (collectively referred to as the “MainStay Cushing Funds” and each individually referred to as a “MainStay Cushing Fund”). Each MainStay Cushing Fund is the successor to the corresponding series of The Cushing® Funds Trust (collectively referred to as the “Predecessor Funds” and each individually referred to as a “Predecessor Fund”), for which Cushing® Asset Management, LP, a Texas limited partnership and the MainStay Cushing Funds’ Subadvisor (as defined in Note 3(A)), served as investment adviser. The financial statements of the MainStay Cushing Funds reflect the historical results of the Predecessor Funds prior to their reorganization on July 11, 2014. Upon the completion of the reorganization, Class A, Class C and Class I shares of each MainStay Cushing Fund assumed the performance, financial and other information of the Predecessor Funds. All information and references to periods prior to July 11, 2014 refer to the Predecessor Funds.

The MainStay Cushing MLP Premier Fund offers four classes of shares. Class A, Class C and Class I shares commenced operations on October 20, 2010. Investor Class shares commenced operations on July 11, 2014. The investment objective is to seek current income and capital appreciation. In seeking current income, the Fund intends to pay current cash distributions to shareholders, regardless of the character of such distributions for tax or accounting purposes.

The MainStay Cushing Renaissance Advantage Fund offers four classes of shares. Class A, Class C and Class I shares commenced operations on April 2, 2013. Investor Class shares commenced operations on July 11, 2014. The investment objective is to seek total return.

The MainStay Cushing Energy Income Fund offers four classes of shares. Class A, Class C and Class I shares commenced operations on July 2, 2012. Investor Class shares commenced operations on July 11, 2014. The investment objective is to seek current income and capital appreciation.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares, but a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions of such shares made within one year of the date of purchase on shares that were purchased without an initial sales charge made before January 1, 2017. Effective January 1, a CDSC of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 24 months of the date of purchase of such shares that were made without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on redemptions of such shares made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class A shares may convert to Investor Class shares and Investor Class shares may convert to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan under Rule 18f-3 of the 1940 Act, an exchange/conversion may be made from specific share classes of the Fund, other share classes of the Fund as disclosed in the capital share transactions in Note 9. Each class of shares has the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class C shares are subject to higher distribution and/or service fee rates than Class A and Investor Class shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

Note 2–Significant Accounting Policies

The MainStay Cushing Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The MainStay Cushing Funds prepare their financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follow the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the MainStay Cushing Funds are open for business (“valuation date”).

The Board of Trustees (the “Board”) of the MainStay Funds Trust adopted procedures establishing methodologies for the valuation of each MainStay Cushing Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including fair value measurements for the MainStay Cushing Funds’ assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to each MainStay Cushing Fund.

To assess the appropriateness of security valuations, the Manager, Subadvisor, or the MainStay Cushing Funds’ third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources.

50	MainStay Cushing Funds

For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security or other asset is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price a MainStay Cushing Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of each MainStay Cushing Fund. Unobservable inputs reflect each MainStay Cushing Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•

Level 3—significant unobservable inputs (including each MainStay Cushing Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of November 30, 2016, the aggregate value by input level of each MainStay Cushing Fund’s assets and liabilities is included at the end of each MainStay Cushing Fund’s Portfolio of Investments.

The MainStay Cushing Funds may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark Yields	• Reported Trades
• Broker/Dealer Quotes	• Issuer Spreads
• Two-sided markets	• Benchmark securities
• Bids/Offers	• Reference Data (corporate actions or material event notices)
• Industry and economic events	• Monthly payment information
• Comparable bonds

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the MainStay Cushing Funds generally use a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The MainStay Cushing Funds may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of the security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Funds’ valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Funds’ valuation procedures are designed to value a security at the price a Fund may reasonably expect to receive upon its sale in an orderly transaction, there can be no assurance that any fair value determination would, in fact, approximate the amount that a Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. For the year ended November 30, 2016, there were no material changes to the fair value methodologies.

Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Fund’s NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Sub-Committee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in

51

Notes to Financial Statements (continued)

the hierarchy. As of November 30, 2016, securities that were fair valued in such a manner are shown in the Portfolio of Investments.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of November 30, 2016, the MainStay Cushing Funds did not hold any securities that were fair valued in such a manner.

Equity securities and shares of Exchange-Traded Funds are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued at amortized cost are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. Those values reflect broker/dealer supplied prices and electronic data processing techniques, if the evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of pur-

chase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. These securities are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

A MainStay Cushing Fund security or other asset may be determined to be illiquid under procedures approved by the Board. Illiquidity of a security might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of a MainStay Cushing Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring a Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that a MainStay Cushing Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to a MainStay Cushing Fund. Under the supervision of the Board, the Manager or Subadvisor determine the liquidity of a MainStay Cushing Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of each MainStay Cushing Fund’s investments, as shown in their respective Portfolio of Investments, was determined as of November 30, 2016 and can change at any time in response to, among other relevant factors, market conditions or events or developments with respect to an individual issuer or instrument. As of November 30, 2016, securities deemed to be illiquid under procedures approved by the Board are shown in the applicable MainStay Cushing Fund’s Portfolio of Investments.

(B)  Income Taxes.  The MainStay Cushing MLP Premier Fund is taxed as a corporation and is subject to federal and state income tax on its taxable income. Currently, the maximum marginal regular federal income tax rate for a corporation is 35%. The MainStay Cushing MLP Premier Fund may be subject to a 20% federal alternative minimum tax on its federal alternative minimum taxable income to the extent that its alternative minimum tax exceeds their respective regular federal income tax.

The MainStay Cushing MLP Premier Fund invests its assets in master limited partnerships (“MLPs”), which generally are treated as partnerships for federal income tax purposes. As a limited partner in MLPs, The MainStay Cushing MLP Premier Fund includes its allocable share of each MLP’s taxable income in computing its own taxable income.

52	MainStay Cushing Funds

The MainStay Cushing MLP Premier Fund tax expense or benefit is included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is recognized if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred income tax asset will not be realized.

The MainStay Cushing Energy Income Fund invests its assets in a portfolio of energy companies involved in exploring, developing, producing, transporting, gathering and processing, storing, refining, distributing, mining or marketing natural gas, natural gas liquids (including propane), crude oil, refined products or coal. The MainStay Cushing Energy Income Fund intends to qualify and intends to elect to be subject to tax as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). Consistent with that intention, the MainStay Cushing Equity Income Fund intends to invest no more than 25% of its total assets in securities of energy MLPs.

The MainStay Cushing Energy Income Fund intends to comply with the requirements of the Internal Revenue Code applicable to RICs, and to distribute all of its taxable income to its shareholders within allocable time limits. Since the MainStay Cushing Energy Income Fund intends to elect to be subject to tax as a RIC, effective with its fiscal and taxable year ending November 30, 2016, no federal, state and local income tax provisions are required. Prior to December 1, 2015, the Fund was operated as a corporation for tax purposes.

The MainStay Cushing Renaissance Advantage Fund’s policy is to comply with the requirements of the Internal Revenue Code applicable to RICs and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state, and local income tax provisions are required.

Management evaluates each MainStay Cushing Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the MainStay Cushing Funds’ tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years). Management has concluded that no provisions for federal, state and local income tax are required in the MainStay Cushing Renaissance Advantage Fund and the MainStay Cushing Energy Income Fund’s financial statements as they intend to qualify each year for special tax treatment afforded to a RIC. Management has concluded that provisions for federal, state and local income tax are required to be included in the financial statements for the MainStay Cushing MLP Premier Fund which is taxed as a corporation and is subject to federal and state income tax on its taxable income. The MainStay Cushing Funds’ federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The MainStay Cushing MLP Premier Fund intends to declare and pay distributions, if any, at least monthly. On a book basis, all realized capital gains net of applicable taxes will be retained by the MainStay Cushing MLP Premier Fund. The MainStay Renaissance Advantage Fund and the MainStay Cushing Energy Income Fund intend to declare and pay distributions from net investment income quarterly and from net capital gains, if any, annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the respective MainStay Cushing Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The MainStay Cushing Funds record security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for short-term investments. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual. Distributions on an MLP are generally recorded based on the characterization reported on the MainStay Cushing Fund’s Form 1065, Schedule K-1, received from each MLP. The MainStay Cushing Funds record their pro rata share of the income and deductions, and capital gains and losses allocated from each MLP, as well as adjusting the cost basis of each MLP accordingly.

Distributions received from each of the MainStay Cushing Fund’s investments in energy related U.S. royalty trusts and Canadian royalty trusts and exploration and production companies (collectively, “Energy Trusts”) and MLPs generally are comprised of ordinary income, capital gains and return of capital from the Energy Trusts or MLPs. The MainStay Cushing Funds record investment income on the ex-date of the distributions. For financial statement purposes, the MainStay Cushing Funds use return of capital and income estimates to allocate the dividend income received. Such estimates are based on historical information available from each Energy Trust, MLP and other industry sources. These estimates may subsequently be revised based on information received from Energy Trusts or MLPs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Funds.

Each MainStay Cushing Fund estimates the allocation of investment income and return of capital for the distributions received from MLPs within the Statements of Operations. For the year ended November 30, 2016, each MainStay Cushing Fund estimated approximately 100% of the distributions received from MLPs to be from return of capital. Investment income and realized and unrealized gains and losses on investments of the MainStay Cushing Funds are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual MainStay Cushing Funds in proportion to the net assets of the

53

Notes to Financial Statements (continued)

respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the MainStay Cushing Funds, including those of related parties to the MainStay Cushing Funds, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Concentration of Risk.  The MainStay Cushing MLP Premier Fund, under normal market conditions, invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in a portfolio of MLPs and MLP-related investments. Under normal market conditions, the MainStay Cushing Energy Income Fund invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in a portfolio of energy companies involved in exploring, developing, producing, transporting, gathering and processing, storing, refining, distributing, mining or marketing natural gas, natural gas liquids (including propane), crude oil, refined products or coal. Under normal market conditions, the MainStay Cushing Renaissance Advantage Fund invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in a portfolio of (i) companies across the energy supply chain spectrum, including upstream, midstream and downstream energy companies, as well as oil and gas services companies, (ii) energy-intensive chemical, metal and industrial and manufacturing companies and engineering and construction companies that the Subadvisor expects to benefit from growing energy production and lower feedstock costs relative to global costs and, (iii) transportation and logistics companies providing solutions to the U.S. manufacturing industry. Therefore the MainStay Cushing Funds may be subject to more risks than if they were more broadly diversified over numerous industries and sectors of the economy. General changes in market sentiment towards companies in the sectors in which they invest may adversely affect the MainStay Cushing Funds, and the performance of such sectors may lag behind the broader market as a whole.

The MainStay Cushing Funds are also subject to MLP structure risk. Holders of MLP units are subject to certain risks inherent in the structure of MLPs, including (i) tax risks, (ii) the limited ability to elect or remove management or the general partner or managing member, (iii) limited voting rights, except with respect to extraordinary transactions, and (iv) conflicts of interest between the general partner or managing member and its affiliates, on the one hand, and the limited partners or members, on the other hand, including those arising from incentive distribution payments or corporate opportunities.

(H)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the MainStay Cushing Funds enter into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The MainStay Cushing Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the MainStay Cushing Funds that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the MainStay Cushing Funds.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the MainStay Cushing Funds’ Manager, pursuant to an Amended and Restated Management Agreement, (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the MainStay Cushing Funds. Except for the portion of salaries and expenses that are the responsibility of the MainStay Cushing Funds, the Manager pays the salaries and expenses of all personnel affiliated with the MainStay Cushing Funds and certain operational expenses of the MainStay Cushing Funds. The MainStay Cushing Funds reimburse New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer of the MainStay Cushing Funds. Cushing® Asset Management, LP (“Cushing® Asset Management” or the “Subadvisor”), a registered investment adviser, serves as Subadvisor to the MainStay Cushing Funds and is responsible for the day-to-day portfolio management of the MainStay Cushing Funds. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Cushing® Asset Management, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the MainStay Cushing MLP Premier Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 1.10% up to $3 billion and 1.05% over $3 billion. Prior to March 31, 2016, the Fund paid the Manager a monthly fee for services performed and facilities furnished at an annual rate of 1.10% of the Fund’s average daily net assets.

Under the Management Agreement, the MainStay Cushing Renaissance Advantage Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of 1.25% of the Fund’s average daily net assets.

Under the Management Agreement, the MainStay Cushing Energy Income Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of 0.95% of the Fund’s average daily net assets. Prior to March 31, 2016, the Fund paid the Manager a monthly fee for services performed and facilities furnished at an annual rate of 1.35% of the Fund’s average daily net assets.

In connection with the discussion below regarding expense limitation agreements, Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, acquired (underlying) fund fees and expenses; and deferred income tax expenses for the MainStay Cushing MLP Premier Fund and the MainStay Cushing Energy Income Fund.

54	MainStay Cushing Funds

MainStay Cushing MLP Premier Fund

Prior to July 11, 2016, New York Life Investments had contractually agreed to waive a portion of the MainStay Cushing MLP Premier Fund’s management fees and/or reimburse expenses so that Total Annual Fund Operating Expenses did not exceed the following percentages of average daily net assets: Class A, 1.60%; Class C, 2.35%; and Class I, 1.35%.

MainStay Cushing Renaissance Advantage Fund

New York Life Investments has contractually agreed to waive a portion of the MainStay Cushing Renaissance Advantage Fund’s management fees and/or reimburse expenses so that Total Annual Fund Operating Expenses for Class A shares do not exceed 1.61% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes. This agreement will remain in effect until April 1, 2017 unless extended by New York Life Investments and approved by the Board.

Prior to July 11, 2016, New York Life Investments had contractually agreed to waive fees and/or reimburse expenses so that MainStay Cushing Renaissance Advantage Fund’s Total Annual Fund Operating Expenses of a class did not exceed the following percentages of average daily net assets: Class A, 1.90%; Class C, 2.65% and Class I, 1.65%. Based on the waiver or reimbursement with respect to Class A shares, New York Life Investments would have applied an equivalent waiver or reimbursement, in an equal number of basis points, to Investor Class shares.

Prior to April 1, 2016, New York Life Investments had contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses for Class A shares did not exceed 1.75% of its average daily net assets. New York Life Investments would have applied an equivalent waiver of reimbursement, in an equal number of basis points, to other share classes.

MainStay Cushing Energy Income Fund

New York Life Investments has contractually agreed to waive a portion of the MainStay Cushing Energy Income Fund’s management fees and/or reimburse expenses so that Total Annual Fund Operating Expenses for Class A shares do not exceed 1.45% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes. This agreement will remain in effect until April 1, 2017 unless extended by New York Life Investments and approved by the Board.

Prior to July 11, 2016, New York Life Investments had contractually agreed to waive fees and/or reimburse expenses so that MainStay Cushing Energy Income Fund’s Total Annual Fund Operating Expenses of a class did not exceed the following percentages of average daily net assets: Class A, 1.90%, Class C, 2.65% and Class I, 1.65%. Based on the waiver or reimbursement with respect to Class A shares, New York Life Investments would have applied an equivalent waiver or reimbursement, in an equal number of basis points, to Investor Class shares.

Prior to April 1, 2016, New York Life Investments had contractually agreed to waive a portion of its management fee so that the management fee did not exceed 1.25% of the Fund’s average daily net assets.

Prior to April 1, 2016, New York Life Investments had contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses for Class A shares did not exceed 1.73% of its average daily net assets. New York Life Investments would have applied an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes.

For the year ended November 30, 2016, New York Life Investments earned fees from the MainStay Cushing Funds and waived its fees and/or reimbursed expenses as follows:

	Fees Earned	Fees Waived/ Reimbursed
MainStay Cushing MLP Premier Fund	$13,143,321	$—
MainStay Cushing Renaissance Advantage Fund	2,285,534	54,987
MainStay Cushing Energy Income Fund	786,915	278,818

U.S. Bancorp Fund Services, LLC (“U.S. Bancorp”) provides sub-administration and sub-accounting services to the MainStay Cushing Funds pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the MainStay Cushing Funds, maintaining the general ledger and sub-ledger accounts for the calculation of the MainStay Cushing Funds’ respective NAVs, and assisting New York Life Investments in conducting various aspects of the MainStay Cushing Funds’ administrative operations. For providing these services to the MainStay Cushing Funds, U.S. Bancorp is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the MainStay Cushing Funds, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The MainStay Cushing Funds has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly distribution fee from the Class A and Investor Class shares, at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the MainStay Cushing Funds’ shares and service activities.

(C)  Sales Charges.  The MainStay Cushing Funds were advised by the Distributor that the amount of initial sales charges retained on sales

55

Notes to Financial Statements (continued)

of Class A and Investor Class shares for the year ended November 30, 2016, were as follows:

MainStay Cushing MLP Premier Fund
Class A	$277,983
Investor Class	1,738

MainStay Cushing Renaissance Advantage Fund
Class A	$9,100
Investor Class	4,078

MainStay Cushing Energy Income Fund
Class A	$20,336
Investor Class	5,847

The MainStay Cushing Funds were also advised that the Distributor retained CDSCs on redemptions of Class A, Investor Class and Class C shares, for the year ended November 30, 2016, were as follows:

MainStay Cushing MLP Premier Fund
Class A	$3,067
Investor Class	—
Class C	103,981

MainStay Cushing Renaissance Advantage Fund
Class A	$109
Investor Class	39
Class C	4,625

MainStay Cushing Energy Income Fund
Class A	$317
Investor Class	—
Class C	6,782

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the MainStay Cushing Funds’ transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the MainStay Cushing Funds’ share classes for the year ended November 30, 2016, were as follows:

MainStay Cushing MLP Premier Fund
Class A	$332,284
Investor Class	3,843
Class C	630,655
Class I	471,655

MainStay Cushing Renaissance Advantage Fund
Class A	$29,113
Investor Class	7,208
Class C	58,784
Class I	95,961

MainStay Cushing Energy Income Fund
Class A	$93,462
Investor Class	9,316
Class C	65,385
Class I	36,140

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the MainStay Cushing Funds have implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

Note 4–Federal Income Tax

MainStay Cushing MLP Premier Fund

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes. Components of the MainStay Cushing MLP Premier Fund deferred tax assets as of November 30, 2016 are as follows:

MainStay Cushing MLP Premier Fund
Deferred tax assets
Federal net operating loss carryforward	$39,358,608
State net operating loss carryforward	3,625,940
Capital loss carryforward	163,242,948
Deferred tax liabilities
Unrealized gains on Investment securities	117,197,121
Net deferred tax asset (liability) before valuation allowance
Less: valuation allowance	89,030,374
Total net deferred tax asset (liability)	$—

The MainStay Cushing MLP Premier Fund periodically reviews the recoverability of its deferred tax asset, if any, based on the weight of available evidence. When assessing the recoverability of the MainStay Cushing MLP Premier Fund’s deferred tax asset, significant weight is given to the effects of potential future realized and unrealized gains on investments, and the period over which this deferred tax asset can be realized. Unexpected significant decreases in cash distributions from the MainStay Cushing MLP Premier Fund’s MLP investments or significant declines in the fair value of its investments may change the MainStay Cushing MLP Premier Fund’s assessment regarding the recoverability of its deferred tax assets and may result in a valuation allowance. The MainStay Cushing MLP Premier Fund will continue to assess the need to record a valuation allowance in the future. If a valuation allowance is required to reduce any deferred tax asset in the future, it could have a

56	MainStay Cushing Funds

material impact on the MainStay Cushing MLP Premier Fund’s net asset value and results of operations in the period it is recovered.

The MainStay Cushing MLP Premier Fund may rely, to some extent, on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to MLP units held in its portfolio, and to estimate its associated deferred tax benefit (liability). Such estimates are made in good faith. From time to time, as new information becomes available, the MainStay Cushing MLP Premier Fund will modify its estimates or assumptions regarding its tax benefit (liability).

The MainStay Cushing MLP Premier Fund’s net operating loss carryforward and capital loss carryforward are available to offset its future taxable income. For corporations, capital losses can only be used to offset capital gains and cannot be used to offset ordinary income. The capital loss may be carried forward for five years and, accordingly, would begin to expire as of November 30, 2020. The net operating loss can be carried forward for 20 years and, accordingly, would begin to expire as of November 30, 2032. The MainStay Cushing MLP Premier Fund has the following net operating loss carryover and capital loss carryover amounts:

MainStay Cushing MLP Premier Fund
Fiscal Year Ended Net Operating Loss	Amount	Expiration
November 30, 2012	$2,923,454	November 30, 2032
November 30, 2013	22,865,115	November 30, 2033
November 30, 2014	29,334,750	November 30, 2034
November 30, 2015	51,787,077	November 30, 2035
November 30, 2016	—	November 30, 2036

Total	$106,910,396

Fiscal Year Ended Capital Loss	Amount	Expiration
November 30, 2015	$93,603,558	November 30, 2020
November 30, 2016	332,523,298	November 30, 2021

Total	$426,126,856

Total income tax benefit (current and deferred) differs from the amount computed by applying the federal statutory income tax rate of 35% to net investment income and realized and unrealized gains (losses) on investments before taxes for the year ended November 30, 2016, as follows:

MainStay Cushing MLP Premier Fund
Income tax provision (benefit) at the federal statutory rate of 35%	$31,664,716
State income tax (benefit), net of federal benefit	3,344,856
Permanent differences, net	(601,773)
Change in valuation allowance	(34,407,799)

Total tax expense (benefit)	$—

MainStay Cushing Renaissance Advantage Fund

As of November 30, 2016, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$—	$(74,060,142)	$(610,426)	$19,414,763	$(55,255,805)

The difference between book basis and tax basis unrealized depreciation is primarily due to wash sale and partnership adjustments. Other temporary differences are due to a late year loss deferral and outstanding organizational adjustment.

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments, and additional paid-in capital arising from permanent differences; net assets as of November 30, 2016 were not affected. These reclassifications are due to Section 988 currency transactions and partnerships.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$(486,164)	$486,912	$(748)

As of November 30, 2016, for federal income tax purposes, capital loss carryforwards of $74,060,142 were available as shown in the table below, to the extent provided by the Internal Revenue Code, to offset future realized capital gains through the years indicated.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$59,578	$14,482

MainStay Cushing Energy Income Fund

The MainStay Cushing Energy Income Fund intends to change its tax status from a taxable C corporation and intends to be subject to tax as a RIC under the Internal Revenue Code, effective December 1, 2015. The change in tax status requires the MainStay Cushing Energy Income Fund to satisfy certain periodic income and asset composition requirements as well as certain distribution requirements in order to permit it to be subject to tax as a RIC. The MainStay Cushing Energy Income Fund has determined that it is more likely than not that it will be able to qualify and elect to be subject to tax as a RIC, effective as of its fiscal year ended November 30, 2016.

The MainStay Cushing Energy Income Fund intends to elect to be subject to tax as a RIC in connection with the filing of its taxable year ending November 30, 2016 federal income tax return, and such election would be effective December 1, 2015. If the MainStay Cushing Energy Income Fund satisfies the required qualification tests and timely elects to be subject to tax as a RIC, it generally will not be subject to federal income or excise taxes on any income and gains timely distributed to its shareholders.

As of November 30, 2016, the MainStay Cushing Energy Income Fund recorded an excise tax expense of $13,006 as a result of the change in tax status. As a result of the change in tax status, a permanent reclassification of $570,339 was made between net unrealized appreciation (depreciation) and paid-in capital.

Since the MainStay Cushing Energy Income Fund expects to qualify and elect to be subject to tax as a RIC for its fiscal year ended November 30, 2016 in connection with the filing of its taxable year ended November 30, 2016 federal income tax return, no portion of the

57

Notes to Financial Statements (continued)

$3,915,438 of net operating losses available for carryforward at November 30, 2015 will be available for future use.

As of November 30, 2016, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$—	$(226,823,666)	$(4,901,847)	$(7,866,393)	$(239,591,906)

The difference between book basis and tax basis unrealized depreciation is primarily due to wash sale and partnership adjustments. Other temporary differences are due to a late year loss deferral.

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments, and additional paid-in capital arising from permanent differences; net assets as of November 30, 2016 were not affected. These reclassifications are due to Section 988 currency transactions, partnerships, and C corporation reorganization.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$(8,619,478)	$17,268,906	$(8,649,428)

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning with November 30, 2016. (the Fund’s initial year electing to be taxed as a Regulated Investment Company) for an unlimited period. However, any losses incurred during future years will be required to be utilized prior to the losses incurred in its previous tax years when it was taxed as a C-Corporation. As a result of this ordering rule, prior year capital loss carryforwards subject to expiration may be more likely to expire unused. Additionally, future capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of November 30, 2016, for federal income tax purposes, capital loss carryforwards of $226,823,666 were available as shown in the table below, to the extent provided by the Internal Revenue Code, to offset future realized capital gains through the years indicated:

Fiscal Year Ended Capital Loss	Amount (000’s)	Expiration
November 30, 2012	$3	November 30, 2017
November 30, 2013	1,372	November 30, 2018
November 30, 2014	3,091	November 30, 2019
November 30, 2015	117,036	November 30, 2020

Total	$121,502

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$48,460	$56,862

The tax character of distributions paid by the MainStay Cushing Funds during the year ended November 30, 2016 shown in the Statements of Changes in Net Assets was as follows:

	2016			2015
	Tax Based Distributions from Ordinary Income	Tax Based Distributions from Return of Capital	Total	Tax Based Distributions from Ordinary Income	Tax Based Distributions from Return of Capital	Total
MainStay Cushing MLP Premier Fund	$—	$134,996,990	$134,996,990	$—	$125,762,721	$125,762,721
MainStay Cushing Renaissance Advantage Fund	—	5,739,564	5,739,564	457,435	7,611,911	8,069,346
MainStay Cushing Energy Income Fund	331,893	5,823,379	6,155,272	—	19,295,711	19,295,711

Note 5–Custodian

U.S. Bank, N.A. is the custodian of cash and securities held by the MainStay Cushing Funds. Custodial fees are charged to the MainStay Cushing Funds based on the MainStay Cushing Fund’s net assets and/or the market value of securities held by the MainStay Cushing Funds and the number of certain cash transactions incurred by the MainStay Cushing Funds.

Note 6–Line of Credit

The MainStay Cushing Funds and certain other funds managed by New York Life Investments, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 2, 2016, under an amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances Rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 1, 2017, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 2, 2016, the aggregate commitment amount was $600,000,000 with an additional uncommitted amount of

58	MainStay Cushing Funds

$100,000,000, and the commitment fee was at an annual rate of 0.10% of the average commitment amount. During the year ended November 30, 2016, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternate credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended November 30, 2016, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended November 30, 2016, purchases and sales of securities, other than short-term securities, were as follows:

	Purchases	Sales
MainStay Cushing MLP Premier Fund	$655,822	$616,552
MainStay Cushing Renaissance Advantage Fund	560,835	575,135
MainStay Cushing Energy Income Fund	46,933	60,170

Note 9–Capital Share Transactions

MainStay Cushing MLP Premier Fund

Class A	Shares	Amount
Year ended November 30, 2016
Shares sold	10,595,544	$140,805,107
Shares issued to shareholders in reinvestment of dividends and distributions	2,171,965	28,424,119
Shares redeemed	(8,939,289)	(113,911,430)

Net increase (decrease) in shares before conversion	3,828,220	55,317,796
Shares converted into Class A (See Note 1)	86,995	1,180,861
Shares converted from Class A (See Note 1)	(300,392)	(4,139,339)

Net increase (decrease)	3,614,823	$52,359,318

Year ended November 30, 2015:
Shares sold	8,852,245	$173,834,708
Shares issued to shareholders in reinvestment of dividends and distributions	1,386,793	26,302,684
Shares redeemed	(12,249,286)	(235,291,686)

Net increase (decrease) in shares before conversion	(2,010,248)	(35,154,294)
Shares converted into Class A (See Note 1)	10,947	227,801
Shares converted from Class A (See Note 1)	(36,070)	(614,337)

Net increase (decrease)	(2,035,371)	$(35,540,830)

Investor Class	Shares	Amount
Year ended November 30, 2016
Shares sold	119,631	$1,494,490
Shares issued to shareholders in reinvestment of dividends and distributions	22,674	296,460
Shares redeemed	(49,956)	(670,793)

Net increase (decrease) in shares before conversion	92,349	1,120,157
Shares converted into Investor Class (See Note 1)	36,854	423,385
Shares converted from Investor Class (See Note 1)	(86,994)	(1,180,862)

Net increase (decrease)	42,209	$362,680

Year ended November 30, 2015:
Shares sold	112,126	$2,257,859
Shares issued to shareholders in reinvestment of dividends and distributions	8,653	159,342
Shares redeemed	(23,241)	(449,129)

Net increase (decrease) in shares before conversion	97,538	1,968,072
Shares converted into Investor Class (See Note 1)	36,070	614,337
Shares converted from Investor Class (See Note 1)	(10,947)	(227,801)

Net increase (decrease)	122,661	$2,354,608

Class C	Shares	Amount
Year ended November 30, 2016
Shares sold	10,454,107	$128,451,009
Shares issued to shareholders in reinvestment of dividends and distributions	4,345,602	53,595,474
Shares redeemed	(14,312,736)	(172,093,632)

Net increase (decrease) in shares before conversion	486,973	9,952,851
Shares converted from Class C (See Note 1)	(1,863)	(24,797)

Net increase (decrease)	485,110	$9,928,054

Year ended November 30, 2015:
Shares sold	9,207,415	$172,131,750
Shares issued to shareholders in reinvestment of dividends and distributions	2,879,975	52,076,346
Shares redeemed	(12,205,895)	(217,409,245)

Net increase (decrease)	(118,505)	$6,798,851

59

Notes to Financial Statements (continued)

Class I	Shares	Amount
Year ended November 30, 2016
Shares sold	21,560,171	$276,267,293
Shares issued to shareholders in reinvestment of dividends and distributions	3,419,269	45,240,133
Shares redeemed	(22,314,506)	(283,767,350)

Net increase (decrease) in shares before conversion	2,664,934	37,740,076
Shares converted into Class I (See Note 1)	260,770	3,740,752

Net increase (decrease)	2,925,704	$41,480,828

Year ended November 30, 2015:
Shares sold	21,188,120	$405,334,811
Shares issued to shareholders in reinvestment of dividends and distributions	2,017,902	38,431,781
Shares redeemed	(18,454,724)	(350,776,683)

Net increase (decrease)	4,751,298	$92,989,909

MainStay Cushing Renaissance Advantage Fund

Class A	Shares	Amount
Year ended November 30, 2016
Shares sold	326,145	$5,746,831
Shares issued to shareholders in reinvestment of dividends and distributions	57,981	1,019,150
Shares redeemed	(774,244)	(13,582,854)

Net increase (decrease) in shares before conversion	(390,118)	(6,816,873)
Shares converted into Class A (See Note 1)	31,040	560,552
Shares converted from Class A (See Note 1)	(22,003)	(399,025)

Net increase (decrease)	(381,081)	$(6,655,346)

Year ended November 30, 2015:
Shares sold	1,183,043	$25,949,416
Shares issued to shareholders in reinvestment of dividends and distributions	56,416	1,176,048
Shares redeemed	(1,205,869)	(25,461,423)

Net increase (decrease) in shares before conversion	33,590	1,664,041
Shares converted into Class A (See Note 1)	10,014	226,475
Shares converted from Class A (See Note 1)	(25,675)	(503,253)

Net increase (decrease)	17,929	$1,387,263

Investor Class	Shares	Amount
Year ended November 30, 2016
Shares sold	73,352	$1,262,701
Shares issued to shareholders in reinvestment of dividends and distributions	5,535	98,061
Shares redeemed	(28,716)	(502,389)

Net increase (decrease) in shares before conversion	50,171	858,373
Shares converted into Investor Class (See Note 1)	13,413	240,378
Shares converted from Investor Class (See Note 1)	(31,077)	(560,552)

Net increase (decrease)	32,507	$538,199

Year ended November 30, 2015:
Shares sold	91,536	$1,967,027
Shares issued to shareholders in reinvestment of dividends and distributions	3,232	66,683
Shares redeemed	(23,127)	(486,823)

Net increase (decrease) in shares before conversion	71,641	1,546,887
Shares converted into Investor Class (See Note 1)	25,671	503,253
Shares converted from Investor Class (See Note 1)	(10,011)	(226,475)

Net increase (decrease)	87,301	$1,823,665

Class C	Shares	Amount
Year ended November 30, 2016
Shares sold	432,763	$7,357,549
Shares issued to shareholders in reinvestment of dividends and distributions	41,578	707,444
Shares redeemed	(1,094,493)	(18,137,394)

Net increase (decrease)	(620,152)	$(10,072,401)

Year ended November 30, 2015:
Shares sold	830,996	$17,450,401
Shares issued to shareholders in reinvestment of dividends and distributions	44,954	923,053
Shares redeemed	(1,007,570)	(20,752,873)

Net increase (decrease)	(131,620)	$(2,379,419)

60	MainStay Cushing Funds

Class I	Shares	Amount
Year ended November 30, 2016
Shares sold	2,577,411	$45,069,674
Shares issued to shareholders in reinvestment of dividends and distributions	195,107	3,469,054
Shares redeemed	(2,581,074)	(44,484,493)

Net increase (decrease) in shares before conversion	191,444	4,054,235
Shares converted into Class I (See Note 1)	8,544	158,647

Net increase (decrease)	199,988	$4,212,882

Year ended November 30, 2015:
Shares sold	6,190,512	$132,902,705
Shares issued to shareholders in reinvestment of dividends and distributions	244,706	5,197,886
Shares redeemed (a)	(13,148,112)	(287,072,397)

Net increase (decrease)	(6,712,894)	$(148,971,806)

(a)	Includes an in-kind redemption in the amount of $106,860,629 during the year ended November 30, 2015 (See Note 10).

MainStay Cushing Energy Income Fund

Class A	Shares	Amount
Year ended November 30, 2016
Shares sold	2,320,264	$8,951,396
Shares issued to shareholders in reinvestment of dividends and distributions	806,904	2,922,602
Shares redeemed	(3,745,933)	(14,877,269)

Net increase (decrease) in shares before conversion	(618,765)	(3,003,271)
Shares converted into Class A (See Note 1)	169,905	686,888
Shares converted from Class A (See Note 1)	(157,020)	(624,073)

Net increase (decrease)	(605,880)	$(2,940,456)

Year ended November 30, 2015:
Shares sold	7,603,673	$72,399,720
Shares issued to shareholders in reinvestment of dividends and distributions	1,018,316	7,714,694
Shares redeemed	(9,111,676)	(80,018,612)

Net increase (decrease) in shares before conversion	(489,687)	95,802
Shares converted into Class A (See Note 1)	23,156	200,767
Shares converted from Class A (See Note 1)	(137,914)	(967,494)

Net increase (decrease)	(604,445)	$(670,925)

Investor Class	Shares	Amount
Year ended November 30, 2016
Shares sold	388,692	$1,505,712
Shares issued to shareholders in reinvestment of dividends and distributions	50,992	187,294
Shares redeemed	(131,014)	(530,683)

Net increase (decrease) in shares before conversion	308,670	1,162,323
Shares converted into Investor Class (See Note 1)	109,365	413,159
Shares converted from Investor Class (See Note 1)	(170,105)	(686,888)

Net increase (decrease)	247,930	$888,594

Year ended November 30, 2015:
Shares sold	348,203	$3,011,717
Shares issued to shareholders in reinvestment of dividends and distributions	34,560	240,717
Shares redeemed	(51,759)	(383,302)

Net increase (decrease) in shares before conversion	331,004	2,869,132
Shares converted into Investor Class (See Note 1)	137,914	967,494
Shares converted from Investor Class (See Note 1)	(23,211)	(200,767)

Net increase (decrease)	445,707	$3,635,859

Class C	Shares	Amount
Year ended November 30, 2016
Shares sold	827,296	$3,119,513
Shares issued to shareholders in reinvestment of dividends and distributions	391,450	1,347,520
Shares redeemed	(2,137,787)	(8,172,548)

Net increase (decrease)	(919,041)	$(3,705,515)

Year ended November 30, 2015:
Shares sold	3,870,735	$36,589,735
Shares issued to shareholders in reinvestment of dividends and distributions	527,097	3,812,461
Shares redeemed	(2,997,312)	(23,353,763)

Net increase (decrease)	1,400,520	$17,048,433

Class I	Shares	Amount
Year ended November 30, 2016
Shares sold	2,792,050	$11,881,991
Shares issued to shareholders in reinvestment of dividends and distributions	327,890	1,199,204
Shares redeemed	(4,572,700)	(18,117,362)

Net increase (decrease) in shares before conversion	(1,452,760)	(5,036,167)
Shares converted into Class I (See Note 1)	47,389	210,914

Net increase (decrease)	(1,405,371)	$(4,825,253)

Year ended November 30, 2015:
Shares sold	9,620,946	$91,780,518
Shares issued to shareholders in reinvestment of dividends and distributions	736,692	5,798,099
Shares redeemed	(12,393,613)	(107,444,571)

Net increase (decrease)	(2,035,975)	$(9,865,954)

61

Notes to Financial Statements (continued)

Note 10–In Kind Transfer of Securities

During the year ended November 30, 2015, the MainStay Cushing Renaissance Advantage Fund redeemed shares of beneficial interest in exchange for securities. The securities were transferred at their current value on the date of transaction.

Transaction Date	Shares	Value	Gain (Loss)
4/30/2015	4,707,392	$106,860,629	$(2,678,381)

Note 11–Recent Accounting Pronouncement

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Funds’ financial statements and related disclosures.

Note 12–Subsequent Events

In connection with the preparation of the financial statements of the MainStay Cushing Funds as of and for the year ended November 30,

2016, events and transactions subsequent to November 30, 2016, through the date the financial statements were issued have been evaluated by the MainStay Cushing Funds’ management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified other than the notice of quarterly distributions declared by the MainStay Cushing Funds.

On December 30, 2016 the MainStay Cushing MLP Premier Fund declared a distribution payable of $0.1117 per share, to Class A shareholders, Investor Class shareholders, Class C shareholders and Class I shareholders of record on December 29, 2016, and payable on December 30, 2016.

On January 20, 2017 the MainStay Cushing Renaissance Advantage Fund declared a distribution payable of $0.14 per share, to Class A shareholders, Investor Class shareholders, Class C shareholders and Class I shareholders of record on January 19, 2017, and payable on January 20, 2017.

On January 20, 2017 the MainStay Cushing Energy Income Fund declared distributions of $0.0559, 0.0560, 0.0477, and 0.0588 per share, to Class A shareholders, Investor Class shareholders, Class C shareholders and Class I shareholders of record on January 19, 2017, and payable on January 20, 2017.

62	MainStay Cushing Funds

Federal Income Tax Information

(Unaudited)

The MainStay Cushing Funds are required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Funds during such fiscal years.

For the fiscal year ended November 30, 2016, the MainStay Cushing Energy Income Fund designates approximately $331,893 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

The ordinary income dividends paid by the MainStay Cushing Energy Income Fund during the fiscal year ended November 30, 2016, should be multiplied by 100% to arrive at the amount eligible for the corporate dividends received deduction.

In February 2017, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 which will show the federal tax status of the distributions received by shareholders in calendar year 2016. The amounts that are reported on such Form 1099-DIV or substitute Form 1099 are the amounts you are to use on your federal income tax return and potentially differ from the amounts which we are reporting for the Funds’ fiscal year ended November 30, 2016.

Proxy Voting Policies and Procedures and Proxy Voting Record (Unaudited)

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Funds’ securities is available without charge, upon request, (i) by visiting the Funds’ website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Funds are required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Funds’ most recent Form N-PX is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the Fund’s website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure (Unaudited)

Each Cushing Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Each Cushing Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

63

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

MainStay Funds Trust:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the MainStay Cushing MLP Premier Fund, MainStay Cushing Renaissance Advantage Fund, and MainStay Cushing Energy Income Fund (formerly MainStay Cushing Royalty Energy Income Fund) (each a “Fund” and collectively, the “Funds”), three of the funds constituting MainStay Funds Trust, as of November 30, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years or periods presented through November 30, 2013, were audited by other auditors, whose report thereon dated January 29, 2014, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Cushing MLP Premier Fund, MainStay Cushing Renaissance Advantage Fund, and MainStay Cushing Energy Income Fund of MainStay Funds Trust as of November 30, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the three-year period then ended in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

January 25, 2017

64	MainStay Cushing Funds

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (MainStay Funds Trust and The MainStay Funds), MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Retirement Policy, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75 (although the Board of Trustees may make exceptions from time to time). Officers serve a term of one year and are elected annually by the Board of Trustees. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules “adopted” by the SEC thereunder) of the Fund (“Independent Trustees”).

Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Interested Trustee	Christopher O. Blunt* 5/13/62	MainStay Funds Trust: Trustee since January 2016.	Executive Vice President (since 2009), President, Investments Group (since 2015), Member of the Executive Management Committee (since 2007), Co-President, Insurance and Agency Group (2012 to 2015), President, Insurance Group (2012 to 2014), Executive Vice President, Retirement Income Security (2008 to 2012), New York Life Insurance Company.	83	MainStay Funds: Trustee since
January 2016 (39 funds);
MainStay VP Funds Trust:
Trustee since January 2016 (31 portfolios); and
MainStay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016.

*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Cornerstone Capital Management Holdings LLC, MacKay Shields LLC, Institutional Capital LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.” Mr. Blunt has resigned from the Board, effective December 31, 2016. Effective on that date, the Board has appointed Yie-Hsin Hung to become an interested trustee.

65

Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Non-Interested Trustee	David H. Chow 12/29/57	MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC (since 1999)	83	MainStay Funds: Trustee since
January 2016, Advisory Board Member (June 2015 to December 2015) (39 funds);
MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); (31 portfolios);
MainStay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (55 portfolios); and
				Berea College of Kentucky: Trustee since 2009.
Susan B. Kerley***** 8/12/51	MainStay Funds Trust: Trustee since 1990.***	President, Strategic Management Advisors LLC (since 1990)	83	MainStay Funds: Trustee since 2007 (39 funds);
MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**;
				MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and Legg Mason Partners Funds: Trustee since 1991 (53 portfolios).
Alan R. Latshaw 3/27/51	MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	83	MainStay Funds: Trustee and Audit Committee Financial Expert since 2006 (39 funds);
MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007 (31 portfolios)**;
MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
				State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).
Peter Meenan 12/5/41	MainStay Funds Trust: Chairman since 2013 and Trustee since 2002.***	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	83	MainStay Funds: Chairman since 2013 and Trustee since 2007 (39 funds); *****
MainStay VP Funds Trust: Chairman since 2013 and Trustee since 2007 (31 portfolios)**; and
				MainStay DefinedTerm Municipal Opportunities Fund: Chairman since 2013 and Trustee since 2011.
Richard H. Nolan, Jr. 11/16/46	MainStay Funds Trust: Trustee since 2007.***	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	83	MainStay Funds: Trustee since 2007 (39 funds); MainStay VP Funds Trust: Trustee since 2006 (31 portfolios)**; and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

66	MainStay Cushing Funds

Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Non-Interested Trustee	Jacques P. Perold 5/12/58	MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015).	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	83	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (39 funds);
MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); (31 portfolios);
MainStay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
Allstate Corporation: Director since 2015; and
				Boston University: Trustee since 2014.
Richard S. Trutanic 2/13/52	MainStay Funds Trust: Trustee since 2007.***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	83	MainStay Funds: Trustee since 1994 (39 funds); MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**; and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
John A. Weisser**** 10/22/41	MainStay Funds Trust: Trustee since 2007.***	Retired; Managing Director of Salomon Brothers, Inc. (1971 to 1995)	83

MainStay Funds: Trustee since 2007 (39 funds);
MainStay VP Funds Trust: Trustee since 1997 (31 portfolios)**;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; Direxion Insurance Trust: Trustee since 2007 (1 portfolio);

Direxion Funds: Trustee since 2007 (18 portfolios); and

Direxion Shares ETF Trust: Trustee since 2008 (52 portfolios).

**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
****	Pursuant to the Retirement Policy, Mr. Weisser will retire from the Board of Trustees on or about December 31, 2016.
*****	Effective January 1, 2017, the Board has appointed Susan B. Kerley as Chairman.

67

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers (Who Are Not Board Members)*	Stephen P. Fisher 2/22/59	President, MainStay Funds Trust (since 2009)	Chairman and Chief Executive Officer (since 2014), President and Chief Operating Officer (2008 to 2013), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2008); President (since May 2015), Co-President (2014 to 2015) and Senior Managing Director (since 2005), New York Life Investment Management LLC; President, MainStay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds (since 2007) and MainStay VP Funds Trust (since 2007)**
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, MainStay Funds Trust (since 2014)	Chief Compliance Officer (since January 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay VP Funds Trust, MainStay Funds and MainStay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust and MainStay Funds (since 2010)**
	Scott T. Harrington 2/8/59	Vice President— Administration, MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust and MainStay Funds (since 2005)**

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one year term.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

68	MainStay Cushing Funds

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firm.

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

International/Global Equity

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Advantaged Short Term Bond Fund

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam France S.A.S.3

Paris, France

Cornerstone Capital Management Holdings LLC3

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1. This Fund is only registered for sale in AZ, CA, MI (Class A and Class I shares only), NV, OR, TX, UT and WA.

2. This Fund is only registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.

3. An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2017 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1720364 MS371-16	MSCU11-01/17 (NYLIM) NL258

Item 2.    Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer (“PEO”) and principal financial officer (“PFO”). A copy of the Code is filed herewith. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees has determined that the Registrant has one audit committee financial expert serving on its Audit Committee. The Audit Committee financial expert is Alan R. Latshaw. Mr. Latshaw is “independent” within the meaning of that term under the Investment Company Act of 1940.

Item 4.	Principal Accountant Fees and Services.

(a)    Audit Fees

The aggregate fees billed for the fiscal year ended November 30, 2016 for professional services rendered by KPMG LLP (“KPMG”) for the audit of the Registrant’s annual financial statements or services that are normally provided by KPMG in connection with statutory and regulatory filings or engagements for that fiscal year were $199,400.

The aggregate fees billed for the fiscal year ended November 30, 2015 for professional services rendered by KPMG LLP (“KPMG”) for the audit of the Registrant’s annual financial statements or services that are normally provided by KPMG in connection with statutory and regulatory filings or engagements for that fiscal year were $221,000.

(b)    Audit-Related Fees

The aggregate fees billed for assurance and related services by KPMG that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were: (i) $0 for the fiscal year ended November 30, 2016, and (ii) $0 for the fiscal year ended November 30, 2015. These audit-related services include review of financial highlights for Registrant’s registration statements and issuance of consents to use the auditor’s reports.

(c)    Tax Fees

The aggregate fees billed for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were: (i) $0 for the fiscal year ended November 30, 2016; and (ii) $0 for the fiscal year ended November 30, 2015. These services primarily included preparation of federal, state and local income tax returns and excise tax returns, as well as services relating to excise tax distribution requirements.

(d)    All Other Fees

The aggregate fees billed for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item were: (i) $0 during the fiscal year ended November 30, 2016; and (ii) $0 during the fiscal year ended November 30, 2015.

(e)    Pre-Approval Policies and Procedures

(1)	The Registrant’s Audit Committee has adopted pre-approval policies and procedures (the “Procedures”) to govern the Committee’s pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant’s investment adviser and to any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant (collectively, the “Service Affiliates”) if the services directly relate to the Registrant’s operations and financial reporting. In accordance with the Procedures, the Audit Committee is responsible for the engagement of the independent accountant to certify the Registrant’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit Committee may annually pre-approve a list of the types of services that may be provided to the Registrant or its Service Affiliates, or the Audit Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Audit Committee, subject to the ratification by the full Audit Committee no later than its next scheduled meeting. To date, the Audit Committee has not delegated such authority.

(2)	With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)    There were no hours expended on KPMG’s engagement to audit the Registrant’s financial statements for the most recent fiscal year was attributable to work performed by persons other than KPMG’s full-time, permanent employees.

(g)    All non-audit fees billed by KPMG for services rendered to the Registrant for the fiscal years ended November 30, 2016 and November 30, 2015 are disclosed in 4(b)-(d) above.

The aggregate non-audit fees billed by KPMG for services rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were approximately: (i) $0 for the fiscal year ended November 30, 2016; and (ii) $0 for the fiscal year ended November 30, 2015.

(h)    The Registrant’s Audit Committee has determined that the non-audit services rendered by KPMG for the fiscal year ended November 30, 2016 to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant that were not required to be pre-approved by the Audit Committee because they did not relate directly to the operations and financial reporting of the registrant were compatible with maintaining the respective independence of KPMG during the relevant time period.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments

The Schedule of Investments is included as part of Item 1 of this report.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Since the Registrant’s last response to this Item, there have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a)        Based on an evaluation of the Registrant’s Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) (the “Disclosure Controls”), as of a date within 90 days prior to the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the Registrant’s principal executive officer and principal financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d)) under the Investment Company Act of 1940 that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of Ethics

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)	Certifications of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

MAINSTAY FUNDS TRUST

By:	/s/ Stephen P. Fisher
Stephen P. Fisher President and Principal Executive Officer

Date:	February 3, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen P. Fisher
Stephen P. Fisher President and Principal Executive Officer

Date:	February 3, 2017

By:	/s/ Jack R. Benintende
Jack R. Benintende Treasurer and Principal Financial and Accounting Officer

Date:	February 3, 2017

EXHIBIT INDEX

(a)(1)	Code of Ethics

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)	Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.